The latest report from your
Fund's management team

ANNUAL REPORT

Real Estate
Fund

OCTOBER 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Rising interest rates and oil prices, the prospects of a slowing economy and earnings fears all caught up with pricey growth stocks -- technology in particular. A dramatic plunge in the spring and again in the fall caused the major indexes to end October in negative territory for the year to date. The tech-heavy NASDAQ Composite Index was hardest hit, returning -17.19% year to date through October.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and more attractive valuation levels. Since April, less expensive value stocks have outperformed growth stocks.

Bonds also began to make a comeback as the year progressed and investors grew more confident that the series of Fed rate hikes might be coming to an end. Pockets of strength have emerged there, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, returned 13.53% year to date through October.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
JAMES J. MCKELVEY, THOMAS FINUCANE AND THOMAS GOGGINS,
PORTFOLIO MANAGERS

[A 2" x 3" photo bottom right side of page of John Hancock Real Estate Fund. Caption below reads "Fund management team members. Standing (l-r):
Jay McKelvey, Lisa Welch and Tom Finucane. Seated (l-r): Jim Schmidt and Tom Goggins."]

John Hancock
Real Estate Fund

REITs boast strong performance despite market volatility

Technology stocks dominated most of 1999, their prices climbing into the stratosphere and leaving almost all other stocks in their dust. But the story changed in the spring, on fears that tech stocks had gotten too expensive in view of a potential slowdown in earnings. Investors finally pulled the rug out from under technology stocks and fled to long-ignored, more attractively valued segments of the market that looked like safer bets, including real estate. Technology stocks remained decidedly out of favor and the market continued its bumpy ride as signs grew that the economy was slowing in response to interest-rate hikes in the first half of the period.

In spite of these turbulent market conditions, real estate investment trusts (REITs), the Fund's primary focus, produced solid returns this period. Not only did REITs benefit from anti-technology sentiment, but real estate investments also carried attractive yields compared to the broader market. Excellent fundamentals, such as strong rent growth and balanced supply/demand ratios, also enhanced REIT performance.

"In spite of
 these turbu-
 lent market
 conditions,
 real estate
 investment
 trusts...
 produced
 solid
 returns..."

Fund performance

For the year ended October 31, 2000, the John Hancock Real Estate Fund's Class A shares posted a total return of 20.40% at net asset value, compared with the 19.22% return of the average real estate fund, according to Lipper, Inc.1 The Fund's Class B and Class C shares, which were introduced on March 1, 2000, returned 18.19% and 18.19%, respectively, at net asset value. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Table at top left-hand column entitled "Top Five Holdings." The first listing is Equity Office Properties Trust 6.5%, the second is Equity Residential Properties Trust 5.3%, the third Simon Property Group 3.4%, the fourth ProLogis Trust 3.2% and the fifth Apartment Investment & Management Co. 3.1%. A note below the table reads "As a percentage of net assets on October 31, 2000."]

"...office
 REITs did
 well and our
 overweighting
 ...enhanced
 Fund perfor-
 mance."

Ongoing industry consolidation continued to help the Fund's performance. Announced takeovers included Urban Shopping Centers and First Washington Realty Trust, both of which we sold for a profit when their stocks got close to their takeover prices. In the non-REIT category, lending company Associates First Capital was acquired by Citigroup during the period.

Strategy review

The Fund seeks long-term growth of capital with income as a secondary goal by investing in securities of real estate and real-estate-related companies, with REITs as a primary focus. REITs are companies that own, operate and develop real estate and are specifically structured to pass the income from property operations through to shareholders. We own a diversified portfolio of REITs with a broad spectrum of specialties, including office, hotel, apartment and retail REITs. We target companies whose prices are undervalued compared to their growth prospects, that can benefit from merger activity and that are located in areas of the country with strong supply/demand characteristics. In addition, the Fund usually retains a 5% to 10% stake in non-REITs, which gives us exposure to the higher growth rates of companies mostly involved with the single-family residential market.

[Table at bottom of left-hand column entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Recent Performance...And What's Behind The Numbers." The first listing is Avalonbay Communities followed by an up arrow with the phrase "Good East Coast/West Coast apartment franchises." The second listing is Equity Office Properties followed by an up arrow with phrase "Largest office REIT has strong fundamentals." The third listing is Pinnacle Holdings followed by a down arrow with the phrase "Stock hurt by telecom sector downturn." A note below the table reads "See 'Schedule of Investments,' Investment holdings are subject to change."]

On the rise: Apartment, office and retail REITs

Once again, office REITs did well and our overweighting in this segment enhanced Fund performance. All the variables were in place: occupancy remained high, new development was relatively modest, while demand remained strong and rent growth continued. Growth was particularly strong in booming markets like Boston, New York and California. As one example, Spieker Properties, whose focus is West Coast office markets, had a phenomenal year, and we began taking profits as its stock price soared.

Apartment and retail REITs also did well this period; the same fundamentals that helped office REITs also helped other REITs, especially in the big-city hot spots. Apartment REITs continued to benefit from soaring home prices and higher interest rates, which tend to discourage new home buying and keep renters in place. California apartment REIT Essex Property Trust boosted Fund performance, while on the retail front, Pan Pacific Retail Properties was one of our better performers.

[Bar chart at top of left hand column with the heading "Fund
Performance." Under the heading is a note that reads "For the year ended October 31, 2000." The chart is scaled in increments of 5% with 0% at the bottom and 25% at the top. The first bar represents the 20.40% total return for John Hancock Real Estate Fund Class A. The second bar represents the 18.19%* total return for John Hancock Real Estate Fund Class B. The third bar represents the 18.19%* total return for John Hancock Real Estate Fund Class C. The fourth bar represents the 19.22% total return for Average real estate fund. A note below the chart reads "Total returns for John Hancock Real Estate Fund are at net asset value with all distributions reinvested. The average real estate fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information. *From inception March 1, 2000 through October 31, 2000."]

Scaling back: Hotel REITs

Hotel REITs benefited from the strong economy, which allowed plenty of discretionary income for travel and recreation. Urban hotels performed particularly well this period, because development in many cities has been highly restricted. However, because we believe that the economy will continue to slow, we significantly scaled back the Fund's holdings in these REITs during the period, taking a more defensive position. While our underweighting in hotels held back our performance this year, we believe our more cautious approach will prove prudent. The Fund's only two hotel REITs by the end of the period were Starwood Hotels & Resorts Worldwide and Host Marriott Corp., both of which focus on top-quality properties.

Trouble with telecom

While overall Fund performance was very strong, we did have a few disappointments. Most were from companies connected to the telecommunications sector, which, like technology, fell out of favor in the second half of the period. This hurt our stake in CAIS Internet, which provides broadband Internet access to hotels and multi-family properties; Allied Riser Communications, which does the same for offices; and Pinnacle Holdings, which owns communications towers on which it rents space to providers of wireless services.

"...we believe
 the overall
 environment
 remains
 favorable for
 real estate
 stocks."

Outlook

While we're optimistic about real estate's potential going forward, we believe the economy's growth will continue to cool down, which could have an impact in the near term. With that in mind, we plan to stay underweighted in more economically sensitive areas such as hotels and entertainment, and in companies whose stock prices appear overvalued. We'll also be watching the trend in rent growth. REITs have two main ways to increase their profits: raising rents and maximizing occupancy. Since occupancy rates are already quite high, a slowdown in the economy could translate to slower growth in revenues.

That said, we believe the overall environment remains favorable for real estate stocks. Fundamentals are sound; supply continues to match demand, and occupancy and rental levels are still favorable. We will continue to search for good, attractively priced companies with capable management teams. Rigorous company selection will always be our most important strategy.

------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Real Estate Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (maximum 1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully for risks associated with industry-segment investing, before you invest or send money.

CLASS A
For the period ended October 31, 2000
                                                            SINCE
                                                   ONE    INCEPTION
                                                  YEAR    (9/30/98)
                                             ---------    ---------
Cumulative Total Returns                        14.37%       13.62%
Average Annual Total Returns(1)                 14.37%        6.32%

CLASS B
For the period ended October 31, 2000
                                                 SINCE
                                             INCEPTION
                                              (3/1/00)
                                             ---------
Cumulative Total Return                         13.19%
Average Annual Total Return(1, 2)               13.19%

CLASS C
For the period ended October 31, 2000
                                                 SINCE
                                             INCEPTION
                                              (3/1/00)
                                             ---------
Cumulative Total Return                         16.01%
Average Annual Total Return(1, 2)               16.01%

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 1.35% (not including 12b-1 fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annualized returns for the one-year and since inception period for Class A shares would have been 7.13% and (2.14%), respectively. Without the limitations of expenses the returns since inception for Class B and Class C shares would have been 8.33% and 11.15%, respectively.

(2) Not annualized.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Real Estate Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index and the Morgan Stanley Real Estate Investment Trust (REIT) Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. The Morgan Stanley REIT Index is an unmanaged index consisting of the most actively traded real estate investment trusts. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Real Estate Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Standard & Poor's 500 Index and is equal to $14,413 as of October 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Real Estate Fund on September 30, 1998, before sales charge, and is equal to $11,959 as of October 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Real Estate Fund, after sales charge, and is equal to $11,357 as of October 31, 2000. The fourth line represents the Morgan Stanley REIT Index and is equal to $10,870 as of October 31, 2000.

Line chart with the heading John Hancock Real Estate Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Real Estate Fund on March 1, 2000, before sales charge, and is equal to $11,819 as of October 31, 2000. The second line represents the Morgan Stanley REIT Index and is equal to $11,750 as of October 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Real Estate Fund, after sales charge, and is equal to $11,319 as of October 31, 2000. The fourth line represents the Standard & Poor's 500 Index and is equal to $10,538 as of October 31, 2000.

Line chart with the heading John Hancock Real Estate Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Real Estate Fund on March 1, 2000, before sales charge, and is equal to $11,819 as of October 31, 2000. The second line represents the Morgan Stanley REIT Index and is equal to $11,750 as of October 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Real Estate Fund, after sales charge, and is equal to $11,600 as of October 31, 2000. The fourth line represents the Standard & Poor's 500 Index and is equal to $10,538 as of October 31, 2000.



FINANCIAL STATEMENTS

John Hancock Funds -- Real Estate Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 2000
--------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $4,764,907)                   $4,693,341
Preferred stocks (cost - $60,258)                       68,062
Corporate savings account                               41,529
                                             -----------------
                                                     4,802,932
Receivable for investments sold                        214,360
Receivable for shares sold                              72,105
Dividends receivable                                     7,414
Other assets                                                18
                                             -----------------
Total Assets                                         5,096,829
                                             -----------------
Liabilities:
Payable for investments purchased                      145,420
Payable for shares repurchased                          10,880
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                  8,936
Accounts payable and accrued expenses                   40,643
                                             -----------------
Total Liabilities                                      205,879
                                             -----------------
Net Assets:
Capital paid-in                                      4,835,117
Accumulated net realized gain on
investments                                            115,240
Net unrealized depreciation of
investments                                            (63,762)
Undistributed net investment income                      4,355
                                             -----------------
Net Assets                                          $4,890,950
                                             =================
Net Asset Value Per Share:
(Based on net asset value and shares of beneficial interest outstanding
- unlimited number of shares authorized with no par value)
Class A - $3,251,746/318,359                            $10.21
==============================================================
Class B - $1,342,140/131,507                            $10.21
==============================================================
Class C - $297,064/29,107                               $10.21
==============================================================
Maximum Offering Price Per Share
Class A* - ($10.21/95%)                                 $10.75
==============================================================
Class C - ($10.21/99%)                                  $10.31
==============================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 2000
--------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $109)                                        $183,648
Interest                                                 7,639
                                             -----------------
                                                       191,287
                                             -----------------
Expenses:
Investment management fee - Note B                      23,054
Distribution and service fee - Note B
Class A                                                  6,059
Class B                                                  7,216
Class C                                                  1,408
Registration and filing fees                            95,775
Custodian fee                                           89,316
Auditing fee                                            12,150
Printing                                                10,169
Transfer agent fee - Note B                              9,420
Legal fees                                               6,073
Miscellaneous                                              997
Accounting and legal service fee - Note B                  551
                                             -----------------
Total Expenses                                         262,188
                                             -----------------
Less Expense Reductions - Note B                      (208,596)
                                             -----------------
Net Expenses                                            53,592
                                             -----------------
Net Investment Income                                  137,695
                                             -----------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold                  185,056
Change in net unrealized
appreciation/depreciation of
investments                                             19,550
                                             -----------------
Net Realized and Unrealized Gain on
Investments                                            204,606
                                             -----------------
Net Increase in Net Assets Resulting
from Operations                                       $342,301
                                             =================

See notes to financial statements.





Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
                                             PERIOD ENDED          PERIOD ENDED            YEAR ENDED
                                     DECEMBER 31, 1998(1)   OCTOBER 31, 1999(2)      OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                             $14,369               $37,831              $137,695
Net realized gain (loss) on
investments sold                                   (6,163)               31,251               185,056
Change in net unrealized
appreciation/depreciation of
investments                                        (3,823)              (79,489)               19,550
                                        -----------------     -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations                    4,383               (10,407)              342,301
                                        -----------------     -----------------     -----------------
Distributions to Shareholders:
Distributions from net investment income
Class A - ($0.1173, $0.3441 and
$0.7852, per share, respectively)                 (11,800)              (34,900)              (93,688)
Class B** - (none, none and
$0.2192, per share, respectively)                      --                    --               (25,733)
Class C** - (none, none and
$0.2192, per share, respectively)                      --                    --                (4,603)
Distributions from net realized gain
on investments sold
Class A - (none, none and
$0.5413, per share, respectively)                      --                    --               (54,785)
                                        -----------------     -----------------     -----------------
Total Distributions to
Shareholders                                      (11,800)              (34,900)             (178,809)
                                        -----------------     -----------------     -----------------
From Fund Share Transactions - Net: *           1,013,211                  (221)            3,767,272
                                        -----------------     -----------------     -----------------
Net Assets:
Beginning of period                                    --             1,005,714               960,186
                                        -----------------     -----------------     -----------------
End of period (including
undistributed net investment
income of $2,489, $5,725 and
$4,355, respectively)                          $1,005,794              $960,186            $4,890,950
                                        =================     =================     =================

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.




Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------
*Analysis of Fund Share Transactions:

                                         PERIOD ENDED            PERIOD ENDED             YEAR ENDED
                                     DECEMBER 31, 1998(1)    OCTOBER 31, 1999(2)       OCTOBER 31, 2000
                                     ---------------------   ---------------------   ---------------------
                                      SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
                                     --------   ----------   --------   ----------   --------   ----------
CLASS A
Shares sold                           102,524   $1,025,004        484       $4,726    254,172   $2,539,407
Shares issued to shareholders in
reinvestment of distributions              --           --         50          494      3,514       36,708
                                     --------   ----------   --------   ----------   --------   ----------
                                      102,524    1,025,004        534        5,220    257,686    2,576,115
Less shares repurchased                (1,199)     (11,793)      (522)      (5,441)   (40,664)    (428,094)
                                     --------   ----------   --------   ----------   --------   ----------
Net increase (decrease)               101,325   $1,013,211         12        ($221)   217,022   $2,148,021
                                     ========   ==========   ========   ==========   ========   ==========
CLASS B**
Shares sold                                --           --         --           --    277,811   $2,844,947
Shares issued to shareholders in
reinvestment of distributions              --           --         --           --      2,110       22,193
                                     --------   ----------   --------   ----------   --------   ----------
                                                                                      279,921    2,867,140
Less shares repurchased                    --           --         --           --    148,414)  (1,543,910)
                                     --------   ----------   --------   ----------   --------   ----------
Net increase (decrease)                    --           --         --           --    131,507   $1,323,230
                                     ========   ==========   ========   ==========   ========   ==========
CLASS C**
Shares sold                                --           --         --           --     38,224     $389,361
Shares issued to shareholders in
reinvestment of distributions              --           --         --           --        429        4,510
                                     --------   ----------   --------   ----------   --------   ----------
                                                                                       38,653      393,871
Less shares repurchased                    --           --         --           --     (9,546)     (97,850)
                                     --------   ----------   --------   ----------   --------   ----------
Net increase                               --           --         --           --     29,107     $296,021
                                     ========   ==========   ========   ==========   ========   ==========

 ** Class B shares and Class C shares began operations on March 1, 2000.
(1) Class A shares began operations on September 30, 1998.
(2) Effective October 31, 1999, the fiscal period end changed from December 31 to October 31.

See notes to financial statements.




Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------
                                   PERIOD ENDED      PERIOD ENDED       YEAR ENDED
                                   DECEMBER 31,      OCTOBER 31,        OCTOBER 31,
                                      1998(1)           1999(2)            2000
                                  -------------     -------------     -------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00             $9.93             $9.48
                                  -------------     -------------     -------------
Net Investment Income(3)                   0.14              0.37              0.52
Net Realized and Unrealized
Gain (Loss) on Investments                (0.09)            (0.48)             1.54
                                  -------------     -------------     -------------
Total From Investment
Operations                                 0.05             (0.11)             2.06
                                  -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.12)            (0.34)            (0.79)
Distributions from Net
Realized Gain on
Investments Sold                             --                --             (0.54)
                                  -------------     -------------     -------------
Total Distributions to
Shareholders                              (0.12)            (0.34)            (1.33)
                                  -------------     -------------     -------------
Net Asset Value, End of
Period                                    $9.93             $9.48            $10.21
                                  =============     =============     =============
Total Investment Return at
Net Asset Value(4)                        0.47%(5)         (1.11%)(5)        20.40%
Total Adjusted Investment
Return at Net Asset
Value(4,6)                               (1.60%)(5)        (9.49%)(5)        13.16%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $1,006              $960            $3,252
Ratio of Expenses to Average
Net Assets                                1.65%(7)          1.65%(7)          1.65%
Ratio of Adjusted Expenses
to Average Net Assets(8)                  9.85%(7)         11.71%(7)          8.89%
Ratio of Net Investment
Income to Average Net
Assets                                    5.72%(7)          4.49%(7)          5.11%
Ratio of Adjusted Net
Investment Loss to Average
Net Assets(8)                            (2.48%)(7)        (5.57%)(7)        (2.13%)
Portfolio Turnover Rate                    109%              345%              482%
Fee Reduction Per Share(3)                $0.20             $0.83             $0.66

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of each class.
It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.



Financial Highlights (continued)
-----------------------------------------------
                                   PERIOD ENDED
                                   OCTOBER 31,
                                      2000(1)
                                  -------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00
                                  -------------
Net Investment Income(3)                   0.30
Net Realized and Unrealized
Gain on Investments                        0.13
                                  -------------
Total From Investment
Operations                                 0.43
                                  -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.22)
                                  -------------
Net Asset Value, End of
Period                                   $10.21
                                  =============
Total Investment Return at
Net Asset Value(4)                       18.19%(5)
Total Adjusted Investment
Return at Net Asset
Value(4,6)                               10.95%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $1,342
Ratio of Expenses to Average
Net Assets                                2.35%(7)
Ratio of Adjusted Expenses
to Average Net Assets(8)                  9.59%(7)
Ratio of Net Investment
Income to Average Net
Assets                                    4.13%(7)
Ratio of Adjusted Net
Investment Loss to Average
Net Assets(8)                            (3.11%)(7)
Portfolio Turnover Rate                    482%
Fee Reduction Per Share(3)                $0.66



Financial Highlights (continued)
-----------------------------------------------
                                   PERIOD ENDED
                                   OCTOBER 31,
                                      2000(1)
                                  -------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00
                                  -------------
Net Investment Income(3)                   0.24
Net Realized and Unrealized
Gain on Investments                        0.19
                                  -------------
Total From Investment
Operations                                 0.43
                                  -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.22)
                                  -------------
Net Asset Value, End of
Period                                   $10.21
                                  =============
Total Investment Return at
Net Asset Value(4)                       18.19%(5)
Total Adjusted Investment
Return at Net Asset
Value(4,6)                               10.95%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                             $297
Ratio of Expenses to Average
Net Assets                                2.35%(7)
Ratio of Adjusted Expenses
to Average Net Assets(8)                  9.59%(7)
Ratio of Net Investment
Income to Average Net
Assets                                    3.40%(7)
Ratio of Adjusted Net
Investment Loss to Average
Net Assets(8)                            (3.84%)(7)
Portfolio Turnover Rate                    482%
Fee Reduction Per Share(3)                $0.66

(1) Class A shares, Class B shares and Class C shares began operations on September 30, 1998, March 1, 2000 and March 1, 2000, respectively.
(2) Effective October 31, 1999, the fiscal year end changed from December 31 to October 31.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.

See notes to financial statements.





Schedule of Investments
October 31, 2000
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Real Estate Fund on October 31, 2000. It's divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF        MARKET
ISSUER, DESCRIPTION                                  SHARES           VALUE
-------------------                                 ---------     ------------
COMMON STOCKS
Banks - Super Regional (0.93%)
FleetBoston Financial Corp.                             1,200          $45,600
                                                                  ------------
Business Services - Misc. (0.75%)
Cendant Corp.*                                          2,000           24,000
Frontline Capital Group*                                  900           12,825
                                                                  ------------
                                                                        36,825
                                                                  ------------
Computer - Services (0.73%)
CAIS Internet, Inc.*                                    2,500           10,547
CoStar Group, Inc.*                                       800           25,000
                                                                  ------------
                                                                        35,547
                                                                  ------------
Finance - Consumer Loans (0.31%)
Household International, Inc.                             300           15,094
                                                                  ------------
Finance - Services Misc. (3.45%)
CompuCredit Corp.*                                        300            9,263
Countrywide Credit Industries, Inc.                       300           11,231
FINOVA Group, Inc. (The)                                1,600            4,100
GreenPoint Financial Corp.                                500           14,875
Metris Cos., Inc.                                         700           22,663
NextCard, Inc.*                                         4,400           33,550
Providian Financial Corp.                                 700           72,800
                                                                  ------------
                                                                       168,482
                                                                  ------------
Mortgage Banking (1.72%)
Fannie Mae                                                700           53,900
Freddie Mac                                               500           30,000
                                                                  ------------
                                                                        83,900
                                                                  ------------
Real Estate - Operations (1.90%)
Brookfield Properties Corp. (Canada)                      500            7,656
CB Richard Ellis Services Inc.*                         1,500           18,750
Insignia Financial Group, Inc.*                         3,600           34,875

Security Capital Group, Inc. (Class B)*                   400            7,625
St. Joe Co. (The)                                       1,200           24,225
                                                                  ------------
                                                                        93,131
                                                                  ------------
REIT Equity - Apartments (15.24%)
Apartment Investment & Management Co. (Class A)         3,300          150,769
Archstone Communities Trust                             5,700          134,306
Avalonbay Communities, Inc.                             1,200           55,125
BRE Properties, Inc. (Class A)                          1,000           31,625
Camden Property Trust                                   1,200           34,350
Cornerstone Realty Income Trust, Inc.                   1,550           16,275
Equity Residential Properties Trust                     5,500          258,844
Essex Property Trust, Inc.                                600           31,200
Home Properties of New York, Inc.                         700           19,031
United Dominion Realty Trust, Inc.                      1,300           13,650
                                                                  ------------
                                                                       745,175
                                                                  ------------
REIT Equity - Diversified (6.75%)
Bedford Property Investors, Inc.                        1,100           21,656
Catellus Development Corp.                              1,100           20,006
Colonial Properties Trust                               1,400           34,387
Entertainment Properties Trust                          3,000           33,188
National Golf Properties, Inc .                         1,400           27,825
Trizec Hahn Corp. (Canada)                              3,600           53,775
Vornado Realty Trust                                    4,000          139,250
                                                                  ------------
                                                                       330,087
                                                                  ------------
REIT Equity - Hotels/Restaurants (3.95%)
Host Marriott Corp.                                     5,100           54,187
Starwood Hotels & Resorts Worldwide, Inc.               4,700          139,237
                                                                  ------------
                                                                       193,424
                                                                  ------------
REIT Equity - Manufactured Home (0.56%)
Sun Communities, Inc.                                     900           27,338
                                                                  ------------
REIT Equity - Office Property (29.35%)
Alexandria Real Estate Equities, Inc.                     800           27,100
Arden Realty, Inc.                                      2,700           64,800
Boston Properties Corp.                                 2,700          109,350
Brandywine Realty Trust                                 3,500           66,937
CarrAmerica Realty Corp.                                1,500           44,344
Cousins Properties, Inc.                                2,400           62,400
Crescent Real Estate Equities Co.                       5,000          100,625
Duke-Weeks Realty Investment, Inc.                      5,300          125,544
Equity Office Properties Trust                         10,600          319,325
Great Lakes REIT, Inc.                                  1,400           23,713
Highwood Properties, Inc.                               2,800           60,550
Koger Equity Inc.                                         800           12,750
Mack-Cali Realty Corp.                                  2,600           70,525
Parkway Properties Inc.                                 1,200           34,350
Prentiss Properties Trust                               1,600           40,600
Prime Group Realty Trust                                2,900           43,137
Reckson Associates Realty Corp.                         3,000           67,875
Reckson Associates Realty Corp. (Class B)                 900           20,756
SL Green Realty Corp.                                   1,330           35,661
Spieker Properties, Inc.                                1,900          105,213
                                                                  ------------
                                                                     1,435,555
                                                                  ------------
REIT Equity - Regional Mall (9.86%)
CBL & Associates Properties, Inc.                       2,000           46,250
General Growth Properties, Inc.                         2,800           82,600
Macerich Co. (The)                                      2,500           49,062
Mills Corp.                                               900           15,356
Rouse Co. (The)                                         3,500           86,406
Simon Property Group, Inc.                              7,000          156,187
Taubman Centers, Inc.                                   1,700           18,594
Westfield America Inc.                                  2,000           28,000
                                                                  ------------
                                                                       482,455
                                                                  ------------
REIT Equity - Shopping Centers (5.24%)
Chelsea GCA Realty, Inc.                                  800           25,800
Developers Diversified Realty Corp.                     4,300           51,331
Federal Realty Investment Trust                           890           17,133
Kimco Realty Corp.                                      2,200           88,550
New Plan Excel Realty Trust                             1,200           14,775
Pan Pacific Retail Properties, Inc.                     1,300           26,569
Realty Income Corp.                                     1,400           32,200
                                                                  ------------
                                                                       256,358
                                                                  ------------
REIT Equity - Storage (4.38%)
PS Business Parkes, Inc.                                1,680           44,100
Public Storage, Inc.                                    4,700          105,750
Shurgard Storage Centers, Inc.                          1,100           24,956
Sovran Self Storage, Inc.                               2,100           39,638
                                                                  ------------
                                                                       214,444
                                                                  ------------
REIT Equity - Warehouse/Industries (9.73%)
AMB Property Corp.                                      2,700           63,450
Cabot Industrial Trust                                    600           11,325
CenterPoint Properties Corp.                            1,900           84,431
EastGroup Properties, Inc.                              1,200           24,450
First Industrial Realty Trust, Inc.                     1,600           49,400
Liberty Property Trust                                  3,300           87,244
ProLogis Trust                                          7,400          155,400
                                                                  ------------
                                                                       475,700
                                                                  ------------
Retail/Wholesale - Building Products (0.35%)
Georgia Pacific Corp.                                     600           16,988
                                                                  ------------
Telecommunication - Services (0.76%)
Allied Riser Communications Corp.*                      1,800            5,738
Pinnacle Holdings, Inc.*                                2,000           31,500
                                                                  ------------
                                                                        37,238
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $4,764,907)                                     (95.96%)       4,693,341
                                                    ---------     ------------
PREFERRED STOCK
REIT Equity - Storage (1.39%)
Public Storage, Inc.                                    3,000           68,062
                                                                  ------------
TOTAL PREFERRED STOCK
(Cost $60,258)                                         (1.39%)          68,062
                                                    ---------     ------------

SHORT-TERM INVESTMENTS
Corporate Savings Account
Brown Brothers Harriman Trust Co., Ltd.
Daily Interest Savings Account Current
Rate 6.06%                                                              41,529
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                           (0.85%)          41,529
                                                    ---------     ------------
TOTAL INVESTMENTS                                     (98.20%)       4,802,932
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (1.80%)          88,018
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)      $4,890,950
                                                    =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Real Estate Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Real Estate Fund (the "Fund") is a diversified series of John Hancock Series Trust (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective is to seek long-term growth of capital through investing in equity securities of real estate companies.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes,which are accrued, as applicable.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2000.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of of 0.80% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 fees) to 1.35% of the Fund's average daily net assets, at least until February 28, 2001. Accordingly, the expense reduction amounted to $208,596 for the year ended October 31, 2000. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. To reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

During the year ended October 31, 2000, JH Funds received net up-front sales charges of $6,681 with regard to sales of Class A shares. Of this amount, $138 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $135 was paid as sales commissions to unrelated broker-dealers and $6,408 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Effective May 1, 2000, all Class C shares retail purchases are assessed a 1.00% up-front sales charge. During the year ended October 31, 2000, JH Funds received net up-front sales charges of $2,722 with regard to sales of Class C shares. Of this amount, $2,722 was paid as sales commissions to unrelated broker-dealers.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2000, CDSCs received by JH Funds amounted to $1,914 for Class B sales and none for Class C sales.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

The Adviser owns 100,000 shares of beneficial interest of the Fund. Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 2000, aggregated $17,030,475 and $13,390,406, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 2000.

The cost of investments owned at October 31, 2000 (including short-term investments) for federal income tax purposes was $4,921,870. Gross unrealized appreciation and depreciation of investments aggregated $167,848 and $328,315, respectively, resulting in net unrealized depreciation of $160,467.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 2000, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $39,888, a decrease in accumulated net investment income of $15,041 and an increase in capital paid-in of $54,929. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of Real Estate Investment Trusts in computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.



INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of John Hancock Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Real Estate Fund (the "Fund") (a series of John Hancock Series Trust) as of October 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for the periods ended December 31, 1998, October 31, 1999 and October 31, 2000, and the financial highlights for each of the periods ended December 31, 1998, October 31, 1999 and October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards. Those standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 12, 2000


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal period ended October 31, 2000.

The Fund has designated distributions to shareholders of $3,383 as capital gain dividends.

With respect to dividends paid by the Fund for the fiscal year ended October 31, 2000, 41.26% of the distributions qualify for the dividends-received deduction available to corporations.

Shareholders will be mailed a 2000 U.S. Treasury Department Form
1099-DIV in January of 2001. This will reflect the tax character of all distributions for calendar year 2000.



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
Member NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of the shareholders of the John Hancock Real Estate Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

0500A  10/00
       12/00






The latest report from your
Fund's management team

ANNUAL REPORT

500 Index
Fund

OCTOBER 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Rising interest rates and oil prices, the prospects of a slowing economy and earnings fears all caught up with pricey growth stocks -- technology in particular. A dramatic plunge in the spring and again in the fall caused the major indexes to end October in negative territory for the year to date. The tech-heavy NASDAQ Composite Index was hardest hit, returning -17.19% year to date through October.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and more attractive valuation levels. Since April, less expensive value stocks have outperformed growth stocks.

Bonds also began to make a comeback as the year progressed and investors grew more confident that the series of Fed rate hikes might be coming to an end. Pockets of strength have emerged there, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, returned 13.53% year to date through October.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY ROGER HAMILTON, PORTFOLIO MANAGER

[A 2" x 3" photo bottom middle of page of John Hancock 500 Index Fund. Caption below reads "Roger Hamilton."]

John Hancock
500 Index Fund

Muted results disguise sea change within large-cap market

On the surface, results for the large-company Standard & Poor's 500 Index suggested a sea of calm during the past year, with a small gain of 6.08%. But even this seemingly placid 12-month performance couldn't mask the churning going on beneath the surface as early-year favorites turned into late-period disappointments and vice versa. In the parlance of Wall Street, the period marked a significant "sector rotation," in which the darlings of the "New Economy" were routinely dismissed in favor of more defensive "Old Economy" companies. From mid-March through the end of the period, waves of investors stampeded out of the rapidly growing technology and telecommunications stocks and gravitated toward companies with a reputation for providing predictable and stable earnings growth. What prompted the change in course? Rising interest rates and more subdued economic growth, which in turn muted corporate profitability and earnings growth. Adding to that list of worries were the sagging European currency and skyrocketing oil prices, both of which were expected to be a drag on corporate profitability.

"Nowhere was
 the market's
 volatility
 more evident
 than in the
 technology
 sector..."

Performance and strategy review

For the year ended October 31, 2000, John Hancock 500 Index Fund Class R shares had a total return of 5.77% at net asset value. The average S&P 500 Index objective fund had a total return 5.48%, according to Lipper, Inc. Historical performance information can be found on pages six and seven.

Our goal is to have the Fund's holdings closely track those of the S&P 500 Index, while minimizing the costs associated with buying and selling shares of stocks. Although there are frequent changes in the composition of the Index, we re-balance the Fund's holdings less frequently to keep our transaction costs at a minimum.

Tech stocks aid, hamper index

Nowhere was the market's volatility more evident than in the technology sector, which soared to record heights early in 2000 only to come tumbling back to earth by the end of the period. Despite that, some high-profile technology stocks made the biggest contribution to the S&P 500 Index's performance on a capitalization-weighted basis during the year, even though most had given back part of their early-year gains by the end of October 2000. Networking giant Oracle was the single largest contributor to the Index's performance, with a gain of more than 150% for the year. Immediately behind that were EMC, the leading maker of computer data-storage devices for large systems, and Internet-switching gear maker Cisco Systems, which posted gains of more than 140% and 45%, respectively. On an absolute basis, two of the Index's best performers were software applications companies Network Appliance (up 543%) and Siebel Systems (up 282%).

[Table at top left-hand column entitled "Top Five Holdings." The first listing is General Electric 4.2%, the second is Cisco Systems 2.9%, the third Microsoft 2.8%, the fourth Exxon Mobil 2.4% and the fifth Intel 2.3%. A note below the table reads "As a percentage of net assets on October 31, 2000."]

"...groups
 that bounced
 back during
 the course
 of the year
 were
 financials
 and health
 care."

[Table at bottom of left-hand column entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Recent Performance...And What's Behind The Numbers." The first listing is Oracle followed by an up arrow with the phrase "E-commerce explosion lifts demand for software." The second listing is Duke Energy followed by an up arrow with phrase "Surging energy prices drive profit growth."
The third listing is Sprint Corp. followed by a down arrow with the phrase "Pricing and competitive pressures take toll." A note below the table reads "See 'Schedule of Investments,' Investment holdings are subject to change."]

Ironically, the technology sector also played the role of "spoiler" for the S&P 500 Index with a few of the group's best-known companies ending the period as bottom dwellers. Microsoft, for example, swooned amid industry-wide fears about lackluster demand for personal computers -- for which the company provides the software -- and the company's continuing antitrust battle with the government. Lucent Technologies faced a widening menu of woes during the year, including lower-than-expected earnings and falling market share in some business lines.

Communications stocks also posted large losses as a group during the year. Pricing pressures and stiffening competition continued to dog the nation's largest long-distance companies, forcing them to cut costs and increasingly rely on new revenue sources. These competitive pressures clearly hurt Sprint Corp., which was down roughly 65%. The company also faced doubts about its ability to go it alone after its attempt to merge with WorldCom was abandoned in early summer. WorldCom itself, plus industry bellwether and market leader AT&T and "baby bell" GTE all were major detractors from the Index's performance.

Other leaders and laggards

Higher oil and natural gas prices, coupled with a search for stable investments in a turbulent stock market, helped make the utility sector the S&P 500 Index's top-performing sector during the period. Duke Energy, for example, was up more than 58% during the year. Energy stocks -- such as Exxon Mobil, Schlumberger and Anadarko Petroleum -- made significant contributions to performance.

Two other groups that bounced back during the course of the year were financials and health care. American International Group, Citigroup and Morgan Stanley Dean Witter represented the best performers in the financial group. They were buoyed by expectations that interest rates had stopped rising and by a wave of merger and acquisition activity. Within health care, a growing demand for stocks with predictable and stable earnings helped boost the price of drug companies Warner-Lambert, Merck, Eli Lilly and others.

[Bar chart at top of left hand column with the heading "Fund Performance." Under the heading is a note that reads "For the year ended October 31, 2000." The chart is scaled in increments of 2% with 0% at the bottom and 6% at the top. The first bar represents the 5.77% total return for John Hancock 500 Index Fund Class R. The second bar represents the 5.48% total return for Average S&P 500 Index objective fund. A note below the chart reads "The total return for John Hancock 500 Index Fund is at net asset value with all distributions reinvested. The average S&P 500 Index objective fund is tracked by Lipper, Inc.1
See the following two pages for historical performance information."]

The Index's laggards were a mixed bunch. Armstrong Holdings, maker of interior finishing products such as floor and ceiling materials, was the worst absolute performer during the year, falling 92% during the year. The company suffered from a significant shortfall in sales and earnings growth versus expectations. Insulator maker Owens-Illinois filed for bankruptcy in October in response to a flood of asbestos lawsuits filed against the company. Legal trouble also tormented electrical connector and component maker Thomas & Betts Corp., which was flattened by deteriorating financial results and by the rating agency Standard & Poor's decision to put the company on credit watch.

"...the market
 appears to
 have adjusted
 to the slow-
 ing earnings
 growth..."

Outlook

In our view, the market appears to have adjusted to the slowing earnings growth that typically accompanies a slowing economy. As long as the economy avoids a recession, which we believe it will over the near term, we think that corporate earnings and stock prices have room to move higher, although perhaps at a reduced rate than we've enjoyed over the past several years. But no matter what the direction of the market, the Fund's returns, as always, will be dictated by the performance of the S&P 500 Index. It's important for shareholders to realize that, as the past year has illustrated, S&P 500 Index funds aren't immune to market downdrafts, and they will rise and fall in concert with the underlying Index. But no matter what the market environment, our goal will be to closely track the performance of the S&P 500 Index.

---------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.



A LOOK AT PERFORMANCE

The table on the right shows the cumulative total returns and the average annual total returns for the John Hancock 500 Index Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS R
For the period ended October 31, 2000
                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/18/99)
                                             ----------   ----------
Cumulative Total Returns                          5.77%        8.31%
Average Annual Total Returns(1)                   5.77%        6.86%

Note to Performance

(1) The Adviser has agreed to limit the management fee to 0.10% of the Fund's average daily net assets and John Hancock Funds agreed to limit the distribution fees to 0.10% of the Fund's average daily net assets. In addition, the Adviser agreed to limit other Fund's expenses to 0.20% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 5.03% and 6.04%, respectively.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The chart on the right shows how much a $10,000 investment in the John Hancock 500 Index Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock 500 Index Fund Class R, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock 500 Index Fund on August 18, 1999, before sales charge, and is equal to $10,970 as of October 31, 2000. The second line represents the Standard & Poor's 500 Index and is equal to $10,831 as of October 31, 2000.



FINANCIAL STATEMENTS

John Hancock Funds -- 500 Index Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 2000
--------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $46,298,017)                 $50,047,801
Joint repurchase agreement
(cost - $1,668,000)                                  1,668,000
                                             -----------------
                                                    51,715,801
Cash                                                       231
Receivable for futures variation margin                 36,250
Cash segregated for futures contracts                   93,750
Dividends receivable                                    32,838
Receivable from John Hancock Advisers,
Inc. and affiliates - Note B                            12,327
Interest receivable                                        305
Other assets                                               370
                                             -----------------
Total Assets                                        51,891,872
                                             -----------------
Liabilities:
Payable for shares repurchased                           3,454
Accounts payable and accrued expenses                   55,912
                                             -----------------
Total Liabilities                                       59,366
                                             -----------------
Net Assets:
Capital paid-in                                     48,969,223
Accumulated net realized loss on
investments and financial futures
contracts                                           (1,280,848)
Net unrealized appreciation of
investments and financial futures
contracts                                            3,809,599
Undistributed net investment income                    334,532
                                             -----------------
Net Assets                                         $51,832,506
                                             =================
Net Asset Value and
Maximum Offering Price Per Share:
(Based on net asset values and shares of
beneficial interest outstanding - unlimited
number of shares authorized with no par value)
Class R -- $51,832,506/4,806,987                        $10.78
==============================================================

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
For the year ended October 31, 2000
--------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $2,450)                                      $505,750
Interest                                                86,893
                                             -----------------
                                                       592,643
                                             -----------------
Expenses:
Investment management fee - Note B                     160,104
Distribution and service fee - Note B                  114,360
Custodian fee                                          134,494
Registration and filing fees                            52,654
Auditing fee                                            20,000
Miscellaneous                                           12,314
Printing                                                 9,323
Accounting and legal services fee - Note B               8,693
Legal fees                                               2,715
Trustees' fees                                           1,798
Transfer agent fee - Note B                             1,619
Interest expense                                         1,556
                                             -----------------
Total Expenses                                         519,630
                                             -----------------
Less: Expense reductions - Note B                     (336,308)
                                             -----------------
Net Expenses                                           183,322
                                             -----------------
Net Investment Income                                  409,321
                                             -----------------
Realized and Unrealized Gain (Loss)
on Investments
and Financial Futures Contracts:
Net realized loss on investments sold                 (860,743)
Net realized loss on financial futures
contracts                                             (382,170)
Change in net unrealized appreciation
(depreciation) of investments                        2,977,783
Change in net unrealized appreciation
(depreciation) of financial futures
contracts                                               30,561
                                             -----------------
Net Realized and Unrealized Gain on
Investments and Financial Futures
Contracts                                            1,765,431
                                             -----------------
Net Increase in Net Assets Resulting
from Operations                                     $2,174,752
                                             =================

See notes to financial statements.





The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed for the period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                           PERIOD ENDED           YEAR ENDED
                                        OCTOBER 31, 1999(1)    OCTOBER 31, 2000
                                        -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                             $72,758              $409,321
Net realized loss on investments sold             (10,141)           (1,242,913)
Change in net unrealized
appreciation (depreciation) of
investments                                       801,255             3,008,344
                                        -----------------     -----------------
Net Increase in Net Assets
Resulting from Operations                         863,872             2,174,752
                                        -----------------     -----------------
Distributions to Shareholders:
Distributions from net investment income
Class R - (none and $0.0415 per
share, respectively)                                   --              (147,547)
Distributions from net realized gain on
investments sold and financial
futures contracts
Class R - (none and $0.0078 per
share, respectively)                                   --               (27,794)
                                        -----------------     -----------------
Total Distributions to
Shareholders                                           --              (175,341)
                                        -----------------     -----------------
From Fund Share Transactions - Net: *          35,546,627            13,422,596
                                        -----------------     -----------------
Net Assets:
Beginning of period                                    --            36,410,499
                                        -----------------     -----------------
End of period (including
accumulated net investment income
of $72,758 and $334,532,
respectively)                                 $36,410,499           $51,832,506
                                        =================     =================

* Analysis of Fund Share Transactions:

                                                     PERIOD ENDED                                YEAR ENDED
                                                  OCTOBER 31, 1999(1)                         OCTOBER 31, 2000
                                        ---------------------------------------     ---------------------------------------
                                              SHARES                AMOUNT                SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS R
Shares sold                                     3,662,239           $36,603,448             4,177,032           $45,326,903
Shares issued to shareholders in
reinvestment of distributions                          --                   --                  5,943                62,406
                                        -----------------     -----------------     -----------------     -----------------
                                                3,662,239            36,603,448             4,182,975            45,389,309
Less shares repurchased                          (106,785)           (1,056,821)           (2,931,442)          (31,966,713)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                    3,555,454           $35,546,627             1,251,533           $13,422,596
                                        =================     =================     =================     =================

(1) The Fund commenced operations on August 18, 1999.

See notes to financial statements.





Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------
                                   PERIOD ENDED        YEAR ENDED
                               OCTOBER 31, 1999(1)  OCTOBER 31, 2000
                               -----------------    ----------------
CLASS R
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $10.00              $10.24
                               -----------------    ----------------
Net Investment Income(2)                    0.02                0.10
Net Realized and Unrealized
Gain on Investments and
Financial Futures Contracts                 0.22                0.49
                               -----------------    ----------------
Total from Investment Operations            0.24                0.59
                               -----------------    ----------------
Less Distributions:
Dividends from Net
Investment Income                             --               (0.04)
Distributions from Net Realized
Gain on Investments Sold and
Financial Futures Contracts                   --               (0.01)
                               -----------------    ----------------
Total Distributions                           --               (0.05)
                               -----------------    ----------------
Net Asset Value, End of
Period                                    $10.24              $10.78
                               =================    ================
Total Investment Return at
Net Asset Value(3)                         2.40%(4)            5.77%
Total Adjusted Investment
Return at Net Asset Value(3,5)             2.17%(4)            5.03%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $36,410             $51,833
Ratio of Expenses to Average
Net Assets                                 0.40%(6)            0.40%
Ratio of Adjusted Expenses
to Average Net Assets(7)                   1.55%(6)            1.14%
Ratio of Net Investment
Income to Average Net
Assets                                     1.03%(6)            0.89%
Ratio of Adjusted Net
Investment Income (Loss) to
Average Net Assets(7)                     (0.12%)(6)           0.15%
Portfolio Turnover Rate                       1%                 17%
Fee Reduction Per Share(2)                 $0.02               $0.08
(1) The Fund began operations on August 18, 1999.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the period shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains
(losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed for the period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Schedule of Investments
October 31, 2000
-----------------------------------------------------------------


The Schedule of Investments is a complete list of all securities owned by the 500 Index Fund on October 31, 2000. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF         MARKET
ISSUER, DESCRIPTION                                  SHARES            VALUE
-------------------                                 ---------      ------------
COMMON STOCKS
Advertising (0.23%)
Interpublic Group of Companies, Inc.  (The)             1,225          $52,598
Omnicom Group, Inc.                                       707           65,221
                                                                  ------------
                                                                       117,819
                                                                  ------------
Aerospace (1.11%)
Boeing Co. (The)                                        3,571          242,158
General Dynamics Corp.                                    790           56,534
Goodrich (B.F.) Co. (The)                                 404           16,539
Lockheed Martin Corp.                                   1,699           60,909
Northrop Grumman Corp.                                    285           23,940
Raytheon Co. (Class B)                                  1,353           46,256
United Technologies Corp.                               1,863          130,061
                                                                  ------------
                                                                       576,397
                                                                  ------------
Automobile/Trucks (0.83%)
Cummins Engine Co., Inc.                                  165            5,610
Dana Corp.                                                594           13,179
Delphi Automotive Systems Corp.                         2,228           34,952
Eaton Corp.                                               290           19,738
Ford Motor Co.                                          7,533          196,800
General Motors Corp.                                    2,135          132,637
PACCAR, Inc.                                              305           12,829
Ryder System, Inc.                                        237            4,681
Visteon Corp.                                             520            9,197
                                                                  ------------
                                                                       429,623
                                                                  ------------
Banks - United States (4.95%)
AmSouth Bancorp.                                        1,499           20,892
Bank of America Corp.                                   6,537          314,185
Bank of New York Co., Inc.                              2,938          169,119
Bank One Corp.                                          4,599          167,863
BB&T Corp.                                              1,591           50,713
Chase Manhattan Corp.                                   5,208          236,964
Comerica, Inc.                                            623           37,575
Fifth Third Bancorp                                     1,850           95,044
First Union Corp.                                       3,919          118,795
Firstar Corp.                                           3,813           75,068
FleetBoston Financial Corp.                             3,591          136,458
Huntington Bancshares, Inc.                             1,000           14,375
KeyCorp                                                 1,713           42,290
Mellon Financial Corp.                                  1,943           93,750
Morgan (J.P.) & Co., Inc.                                 633          104,761
National City Corp.                                     2,417           51,663
Northern Trust Corp.                                      883           75,386
Old Kent Financial Corp.                                  545           15,090
PNC Bank Corp.                                          1,150           76,906
Regions Financial Corp.                                   871           20,523
SouthTrust Corp.                                          669           21,659
State Street Corp.                                        642           80,083
Summit Bancorp.                                           692           25,950
SunTrust Banks, Inc.                                    1,186           57,892
Synovus Financial Corp.                                 1,131           24,387
U.S. Bancorp                                            2,968           71,789
Union Planters Corp.                                      536           18,124
Wachovia Corp.                                            809           43,686
Wells Fargo Co.                                         6,551          303,393
                                                                  ------------
                                                                     2,564,383
                                                                  ------------
Beverages (2.30%)
Anheuser-Busch Cos., Inc.                               3,605          164,929
Brown-Forman Corp.                                        273           16,619
Coca-Cola Co. (The)                                     9,857          595,116
Coca-Cola Enterprises, Inc.                             1,665           30,594
Coors (Adolph) Co. (Class B)                              147            9,362
PepsiCo, Inc.                                           5,743          278,177
Seagram Co. Ltd. (The) (Canada)                         1,737           99,226
                                                                  ------------
                                                                     1,194,023
                                                                  ------------
Broker Services (1.05%)
Bear Stearns Cos., Inc.                                   428           25,947
Lehman Brothers Holdings, Inc.                            966           62,307
Merrill Lynch & Co., Inc.                               3,197          223,790
Paine Webber Group, Inc.                                  588           41,895
Schwab (Charles) Corp.                                  5,494          192,977
                                                                  ------------
                                                                       546,916
                                                                  ------------
Building (0.46%)
Armstrong Holdings, Inc.*                                 161              463
Black & Decker Corp.                                      331           12,454
Centex Corp.                                              234            8,658
Danaher Corp.                                             564           35,602
Fluor Corp.                                               301           10,535
Georgia-Pacific Group                                     679           18,248
Kaufman & Broad Home Corp.                                192            5,712
Louisiana-Pacific Corp.                                   415            3,527
Masco Corp.                                             1,819           33,993
Pulte Corp.                                               161            5,363
Sherwin-Williams Co.                                      647           14,032
Snap-on, Inc.                                             234            5,982
Stanley Works (The)                                       343            9,132
Vulcan Materials Co.                                      402           16,884
Weyerhauser Co.                                           876           41,117
Willamette Industries, Inc.                               435           15,796
                                                                  ------------
                                                                       237,498
                                                                  ------------
Business Services - Misc. (0.38%)
Block, H&R, Inc.                                          390           13,918
Cendant Corp.*                                          2,890           34,680
Convergys Corp.*                                          612           26,660
Dun & Bradstreet Corp.                                    645           16,972
Equifax, Inc.                                             562           19,389
Paychex, Inc.                                           1,481           83,954
                                                                  ------------
                                                                       195,573
                                                                  ------------
Chemicals (0.54%)
Air Products & Chemicals, Inc.                            912           34,029
Dow Chemical Co.                                        2,699           82,657
Eastman Chemical Co.                                      306           13,120
Engelhard Corp.                                           508           10,604
FMC Corp.*                                                121            9,196
Grace (W. R.) & Co.*                                      267            1,018
Great Lakes Chemical Corp.                                208            6,942
Hercules, Inc.                                            428            7,838
PPG Industries, Inc.                                      692           30,880
Praxair, Inc.                                             629           23,430
Rohm & Haas Co.                                           862           25,914
Sigma-Aldrich Corp.                                       321           11,476
Union Carbide Corp.                                       537           23,091
                                                                  ------------
                                                                       280,195
                                                                  ------------
Computers (17.35%)
Adaptec, Inc.*                                            395            6,246
Adobe Systems, Inc.                                       952           72,411
America Online, Inc.*                                   9,188          463,351
Apple Computer, Inc.*                                   1,293           25,294
Autodesk, Inc.                                            229            5,052
Automatic Data Processing, Inc.                         2,496          163,020
BMC Software, Inc.*                                       982           19,947
Cabletron Systems, Inc.*                                  733           19,883
Ceridian Corp.*                                           578           14,450
Cisco Systems, Inc.*                                   28,239        1,521,376
Citrix Systems, Inc.*                                     739           16,350
Compaq Computer Corp.                                   6,765          205,724
Computer Associates International, Inc.                 2,352           74,970
Computer Sciences Corp.*                                  669           42,147
Compuware Corp.*                                        1,452           11,434
Dell Computer Corp.*                                   10,295          303,702
Electronic Data Systems Corp.                           1,856           87,116
EMC Corp.*                                              8,677          772,795
First Data Corp.                                        1,613           80,852
Gateway, Inc.*                                          1,282           66,164
Hewlett-Packard Co.                                     7,936          368,528
IMS Health, Inc.                                        1,183           27,948
International Business Machines Corp.                   7,007          690,189
Lexmark International Group, Inc.  (Class A)*             507           20,787
Mercury Interactive Corp.*                                318           35,298
Microsoft Corp.*                                       20,941        1,442,311
NCR Corp.*                                                382           16,474
Network Appliance, Inc.*                                1,243          147,917
Novell, Inc.*                                           1,292           11,628
Oracle Corp.*                                          22,403          739,299
Palm, Inc.*                                             2,248          120,409
Parametric Technology Corp.*                            1,083           13,334
PeopleSoft, Inc.*                                       1,113           48,572
Sabre Holdings Corp.                                      514           17,187
Sapient Corp.*                                            472           16,786
Seagate Technology, Inc.*                                 911           63,656
Siebel Systems, Inc.*                                   1,658          173,986
Sun Microsystems, Inc.*                                 6,313          699,954
SYNAVANT, Inc.*                                            61              278
Unisys Corp.*                                           1,246           15,886
VERITAS Software Corp.*                                 1,600          225,625
Yahoo! Inc.*                                            2,186          128,154
                                                                  ------------
                                                                     8,996,490
                                                                  ------------
Consumer Products - Misc. (0.01%)
American Greetings Corp. (Class A)                        256            4,656
                                                                  ------------
Containers (0.08%)
Ball Corp.                                                116            4,074
Bemis Co., Inc.                                           211            5,460
Crown Cork & Seal Co., Inc.                               501            4,572
Owens-Illinois, Inc.*                                     581            3,450
Pactiv Corp.*                                             674            7,077
Sealed Air Corp.*                                         333           16,026
                                                                  ------------
                                                                        40,659
                                                                  ------------
Cosmetics & Personal Care (0.40%)
Alberto Culver Co. (Class B)                              222            7,451
Avon Products, Inc.                                       945           45,832
Gillette Co.                                            4,189          146,091
International Flavors & Fragrances, Inc.                  398            6,666
                                                                  ------------
                                                                       206,040
                                                                  ------------
Diversified Operations (2.15%)
Crane Co.                                                 242            6,337
Du Pont (E.I.) De Nemours & Co.                         4,149          188,261
Fortune Brands, Inc.                                      624           18,369
Honeywell International, Inc.                           3,188          171,554
Illinois Tool Works, Inc.                               1,201           66,731
ITT Industries, Inc.                                      350           11,397
Johnson Controls, Inc.                                    342           20,392
Loews Corp.                                               392           35,647
Minnesota Mining & Manufacturing Co.                    1,573          151,991
National Service Industries, Inc.                         162            3,311
Textron, Inc.                                             571           28,800
TRW, Inc.                                                 494           20,748
Tyco International Ltd.                                 6,941          393,468
                                                                  ------------
                                                                     1,117,006
                                                                  ------------
Electronics (10.58%)
Advanced Micro Devices, Inc.*                           1,240           28,055
Agilent Technologies, Inc.*                             1,803           83,501
Altera Corp.*                                           1,588           65,009
American Power Conversion Corp.*                          774           10,014
Analog Devices, Inc.*                                   1,414           91,910
Applied Materials, Inc.*                                3,228          171,487
Broadcom Corp. (Class A)*                                 884          196,579
Conexant Systems, Inc.*                                   907           23,865
Emerson Electric Co.                                    1,700          124,844
General Electric Co.                                   39,415        2,160,435
Grainger (W.W.), Inc.                                     374           11,945
Intel Corp.                                            26,718        1,202,310
KLA-Tencor Corp.*                                         740           25,021
Linear Technology Corp.                                 1,238           79,928
LSI Logic Corp.*                                        1,234           40,568
Maxim Integrated Products, Inc.*                        1,125           74,602
Micron Technology, Inc.                                 2,247           78,083
Molex, Inc.                                               781           42,174
Motorola, Inc.                                          8,677          216,383
National Semiconductor Corp.*                             707           18,382
Novellus Systems, Inc.*                                   522           21,369
Parker-Hannifin Corp.                                     446           18,453
PerkinElmer, Inc.                                         196           23,422
Rockwell International Corp.                              737           28,973
Sanmina Corp.*                                            602           68,816
Solectron Corp.*                                        2,394          105,336
Tektronix, Inc.                                           191           13,609
Teradyne, Inc.*                                           690           21,562
Texas Instruments, Inc.                                 6,878          337,452
Thomas & Betts Corp.                                      231            3,494
Xilinx, Inc.*                                           1,308           94,748
                                                                  ------------
                                                                     5,482,329
                                                                  ------------
Fiber Optics (0.58%)
JDS Uniphase Corp.*                                     3,724          303,273
                                                                  ------------
Finance (4.56%)
American Express Co.                                    5,300          318,000
Associates First Capital Corp. (Class A)                2,899          107,625
Capital One Financial Corp.                               781           49,301
Charter One Financial, Inc.                               836           19,176
CIT Group, Inc. (The) (Class A)                         1,044           18,205
Citigroup, Inc.                                        17,902          942,093
Franklin Resources, Inc.                                  969           41,512
Golden West Financial Corp.                               629           35,263
Household International, Inc.                           1,880           94,587
MBNA Corp.                                              3,390          127,337
Morgan Stanley Dean Witter & Co.                        4,477          359,559
Price (T. Rowe) Associates, Inc.                          483           22,610
Providian Financial Corp.                                 568           59,072
Stilwell Financial, Inc.                                  894           40,062
USA Education, Inc.                                       618           34,531
Washington Mutual, Inc.                                 2,144           94,336
                                                                  ------------
                                                                     2,363,269
                                                                  ------------
Food (1.22%)
Archer-Daniels-Midland Co.                              2,516           27,676
Campbell Soup Co.                                       1,676           49,023
ConAgra, Inc.                                           2,121           45,336
General Mills, Inc.                                     1,136           47,428
Heinz (H.J.) Co.                                        1,383           58,000
Hershey Foods Corp.                                       544           29,546
Kellogg Co.                                             1,614           40,955
Nabisco Group Holdings Corp.                            1,299           37,509
Quaker Oats Co.                                           528           43,065
Ralston Purina Group                                    1,222           29,633
Sara Lee Corp.                                          3,460           74,606
Unilever NV, American Depositary Receipts  (ADR)
(Netherlands)                                           2,275          115,598
Wrigley (W.M.) Jr. Co.                                    452           35,793
                                                                  ------------
                                                                       634,168
                                                                  ------------
Furniture (0.02%)
Leggett & Platt, Inc.                                     782           12,805
                                                                  ------------
Household (0.09%)
Maytag Corp.                                              309            8,845
Newell Rubbermaid, Inc.                                 1,061           20,358
Springs Industries, Inc.                                   71            1,673
Tupperware Corp.                                          230            3,939
Whirlpool Corp.                                           284           12,354
                                                                  ------------
                                                                        47,169
                                                                  ------------
Instruments - Scientific (0.24%)
Millipore Corp.                                           184            9,660
PE Corp.-PE Biosystems Group                              829           96,993
Thermo Electron Corp.*                                    690           20,010
                                                                  ------------
                                                                       126,663
                                                                  ------------
Insurance (3.63%)
Aetna, Inc.                                               562           32,491
AFLAC, Inc.                                             1,055           77,081
Allstate Corp. (The)                                    2,922          117,610
American General Corp.                                  1,005           80,902
American International Group, Inc.                      9,208          902,384
Aon Corp.                                               1,015           42,059
Chubb Corp. (The)                                         695           58,684
CIGNA Corp.                                               627           76,463
Cincinnati Financial Corp.                                641           23,557
Conseco, Inc.                                           1,294            8,977
Hartford Financial Services Group, Inc.  (The)            893           66,473
Jefferson Pilot Corp                                      410           28,187
Lincoln National Corp.                                    759           36,717
Marsh & McLennan Cos., Inc.                             1,080          141,210
MBIA, Inc.                                                391           28,421
MGIC Investment Corp.                                     423           28,817
Progressive Corp.                                         292           28,689
SAFECO Corp.                                              508           12,287
St. Paul Cos., Inc.                                       889           45,561
Torchmark Corp.                                           508           16,923
UnumProvident Corp.                                       958           27,064
                                                                  ------------
                                                                     1,880,557
                                                                  ------------
Leisure (1.10%)
Brunswick Corp.                                           347            6,745
Carnival Corp. (Class A)                                2,345           58,185
Disney (Walt) Co. (The)                                 8,295          297,065
Eastman Kodak Co.                                       1,225           54,972
Harley-Davidson, Inc.                                   1,204           58,018
Harrah's Entertainment, Inc.*                             464           13,282
Hasbro, Inc.                                              686            7,374
Hilton Hotels Corp.                                     1,466           13,927
Marriott International, Inc. (Class A)                    955           38,678
Mattel, Inc.                                            1,697           21,955
Polaroid Corp.                                            179            1,801
                                                                  ------------
                                                                       572,002
                                                                  ------------
Machinery (0.31%)
Briggs & Stratton Corp.                                    86            3,069
Caterpiller Tractor, Inc.                               1,376           48,246
Cooper Industries, Inc.                                   371           14,191
Deere & Co.                                               934           34,383
Dover Corp.                                               808           34,289
Ingersoll-Rand Co.                                        641           24,198
                                                                  ------------
                                                                       158,376
                                                                  ------------
Media (2.45%)
Clear Channel Communications, Inc.*                     2,330          139,946
Comcast Corp.*                                          3,600          146,700
Dow Jones & Co., Inc.                                     348           20,488
Gannett Co., Inc.                                       1,049           60,842
Harcourt General, Inc.                                    291           16,311
Knight-Ridder, Inc.                                       301           15,125
McGraw-Hill Cos., Inc. (The)                              775           49,745
Meredith Corp.                                            202            6,413
New York Times Co. (Class A)                              664           24,402
Time Warner, Inc.                                       5,266          399,742
Tribune Co.                                             1,226           45,439
Viacom, Inc. (Class B)*                                 6,035          343,241
                                                                  ------------
                                                                     1,268,394
                                                                  ------------
Medical (11.51%)
Abbott Laboratories                                     6,168          325,747
Allergan, Inc.                                            523           43,965
ALZA Corp.*                                               460           37,231
American Home Products Corp.                            5,188          329,438
Amgen, Inc.*                                            4,092          237,080
Bard (C.R.), Inc.                                         202            8,459
Bausch & Lomb, Inc.                                       212            8,175
Baxter International, Inc.                              1,163           95,584
Becton, Dickinson & Co.                                 1,008           33,768
Biogen, Inc.*                                             589           35,450
Biomet, Inc.                                              707           25,585
Boston Scientific Corp.*                                1,617           25,771
Bristol-Myers Squibb Co.                                7,821          476,592
Cardinal Health, Inc.                                   1,106          104,793
Guidant Corp.*                                          1,221           64,637
HCA-The Healthcare Co.                                  2,221           88,701
HEALTHSOUTH Corp.*                                      1,535           18,420
Humana, Inc.*                                             660            8,002
Johnson & Johnson                                       5,533          509,728
King Pharmaceuticals, Inc.*                               660           29,576
Lilly (Eli) & Co.                                       4,495          401,741
Manor Care, Inc.*                                         407            6,792
McKesson HBOC, Inc.                                     1,131           31,739
MedImmune, Inc.*                                          835           54,588
Medtronic, Inc.                                         4,767          258,908
Merck & Co., Inc.                                       9,155          823,378
Pall Corp.                                                491           10,587
Pfizer, Inc.                                           25,125        1,085,086
Pharmacia Corp.                                         5,164          284,020
Quintiles Transnational Corp.*                            460            6,411
Schering-Plough Corp.                                   5,830          301,338
St. Jude Medical, Inc. *                                  335           18,425
Tenet Healthcare Corp.*                                 1,253           49,259
UnitedHealth Group, Inc.                                  639           69,891
Watson Pharmaceutical, Inc.*                              407           25,463
Wellpoint Health Networks, Inc.*                          250           29,234
                                                                  ------------
                                                                     5,963,562
                                                                  ------------
Metal (0.43%)
Alcan Aluminium Ltd. (Canada)                           1,331           42,010
Alcoa, Inc.                                             3,446           98,857
Barrick Gold Corp. (Canada)                             1,575           21,066
Bethlehem Steel Corp.*                                    527            1,515
Freeport-McMoran Copper & Gold, Inc.*                     608            4,826
Homestake Mining Co.                                    1,047            4,319
Inco, Ltd. (Canada)*                                      723           11,161
Newmont Mining Corp.                                      669            9,073
Phelps Dodge Corp.                                        313           14,633
Placer Dome, Inc. (Canada)                              1,303           10,587
Timken Co. (The)                                          241            3,389
Worthington Industries, Inc.                              341            3,261
                                                                  ------------
                                                                       224,697
                                                                  ------------
Mortgage Banking (0.95%)
Countrywide Credit Industries, Inc.                       454           16,997
Fannie Mae                                              4,009          308,693
Freddie Mac                                             2,766          165,960
                                                                  ------------
                                                                       491,650
                                                                  ------------
Office (0.16%)
Avery Dennison Corp.                                      444           22,422
Deluxe Corp.                                              288            6,498
Pitney Bowes, Inc.                                      1,016           30,162
Xerox Corp.                                             2,653           22,385
                                                                  ------------
                                                                        81,467
                                                                  ------------
Oil & Gas (6.36%)
Amerada Hess Corp.                                        358           22,196
Anadarko Petroleum Corp.                                  967           61,936
Apache Corp.                                              486           26,882
Ashland, Inc.                                             278            9,104
Baker Hughes, Inc.                                      1,316           45,237
Burlington Resources, Inc.                                858           30,888
Chevron Corp.                                           2,597          213,279
Coastal Corp. (The)                                       853           64,348
Columbia Energy Group                                     316           22,732
Conoco, Inc. (Class B)                                  2,478           67,371
Devon Energy Corp.                                        508           25,603
El Paso Energy Corp.                                      924           57,923
Enron Corp.                                             2,940          241,264
Exxon Mobil Corp.                                      13,864        1,236,496
Halliburton Co.                                         1,773           65,712
Kerr-McGee Corp.                                          375           24,492
McDermott International, Inc.                             240            2,325
Nabors Industries, Inc.*                                  581           29,573
Occidental Petroleum Corp.                              1,468           29,177
Phillips Petroleum Co.                                  1,014           62,615
Rowan Cos., Inc.*                                         375            9,445
Royal Dutch Petroleum Co. (ADR)  (Netherlands)          8,533          506,647
Schlumberger, Ltd.                                      2,268          172,652
Sunoco, Inc.                                              347           10,388
Texaco, Inc.                                            2,194          129,583
Tosco Corp.                                               575           16,459
Transocean Sedco Forex, Inc.                              838           44,414
Unocal Corp.                                              966           32,965
USX - Marathon Group                                    1,242           33,767
                                                                  ------------
                                                                     3,295,473
                                                                  ------------
Paper & Paper Products (0.54%)
Boise Cascade Corp.                                       228            6,541
Fort James Corp.                                          815           26,844
International Paper Co.                                 1,924           70,466
Kimberly-Clark Corp.                                    2,142          141,372
Mead Corp. (The)                                          408           11,806
Potlatch Corp.                                            113            3,786
Temple-Inland, Inc.                                       203            9,084
Westvaco Corp.                                            401           11,429
                                                                  ------------
                                                                       281,328
                                                                  ------------
Pollution Control (0.11%)
Allied Waste Industries, Inc.*                            783            7,243
Waste Management, Inc.                                  2,474           49,480
                                                                  ------------
                                                                        56,723
                                                                  ------------
Printing - Commercial (0.02%)
Donnelley (R.R.) & Sons                                   485           10,428
                                                                  ------------
Retail (5.56%)
Albertson's, Inc.                                       1,684           39,890
AutoZone, Inc.*                                           507           13,594
Bed Bath & Beyond, Inc.*                                1,125           29,039
Best Buy Co., Inc.*                                       823           41,304
Circuit City Stores-Circuit City Group                    817           10,825
Consolidated Stores Corp.*                                443            5,261
Costco Wholesale Corp.*                                 1,779           65,156
CVS Corp.                                               1,555           82,318
Darden Restaurants, Inc.                                  486           10,935
Dillard's, Inc.                                           372            3,906
Dollar General Corp.                                    1,308           20,274
Federated Department Stores, Inc.*                        827           26,929
Gap, Inc. (The)                                         3,383           87,324
Genuine Parts Co.                                         696           14,834
Home Depot, Inc. (The)                                  9,216          396,288
Kmart Corp.*                                            1,910           11,341
Kohl's Corp.*                                           1,312           71,094
Kroger Co.*                                             3,286           74,140
Limited, Inc. (The)                                     1,717           43,354
Longs Drug Stores Corp.                                   150            3,281
Lowe's Cos., Inc.                                       1,523           69,582
May Department Stores                                   1,265           33,206
McDonald's Corp.                                        5,256          162,936
Nordstrom, Inc.                                           518            8,515
Office Depot, Inc.*                                     1,216           10,108
Penney (J. C.) Co., Inc.                                1,041           12,167
RadioShack Corp.                                          739           44,063
Reebok International Ltd.*                                226            4,873
Safeway, Inc.*                                          1,978          108,172
Sears, Roebuck & Co.                                    1,364           40,552
Staples, Inc.*                                          1,807           25,750
Starbucks Corp.*                                          744           33,248
SUPERVALU, Inc.                                           527            8,103
SYSCO Corp.                                             1,326           69,201
Target Corp.                                            3,621          100,030
Tiffany & Co.                                             578           24,673
TJX Cos., Inc.                                          1,164           31,719
Toys R Us, Inc.*                                          860           14,781
Tricon Global Restaurants, Inc.*                          580           17,400
Walgreen Co.                                            4,019          183,367
Wal-Mart Stores, Inc.                                  17,773          806,450
Wendy's International, Inc.                               452            9,831
Winn-Dixie Stores, Inc.                                   560           10,780
                                                                  ------------
                                                                     2,880,594
                                                                  ------------
Rubber - Tires & Misc. (0.03%)
Cooper Tire & Rubber Co.                                  289            3,161
Goodyear Tire & Rubber Co. (The)                          622           11,507
                                                                  ------------
                                                                        14,668
                                                                  ------------
Shoes & Related Apparel (0.08%)
Nike, Inc. (Class B)                                    1,073           42,853
                                                                  ------------
Soap & Cleaning Preparations (1.10%)
Clorox Co.                                                934           41,680
Colgate-Palmolive Co.                                   2,286          134,325
Ecolab, Inc.                                              510           19,986
Procter & Gamble Co. (The)                              5,205          371,832
                                                                  ------------
                                                                       567,823
                                                                  ------------
Steel (0.05%)
Allegheny Technologies, Inc.                              324            6,561
Nucor Corp.                                               323           11,204
USX-U.S. Steel Group, Inc.                                353            5,626
                                                                  ------------
                                                                        23,391
                                                                  ------------
Telecommunications (6.97%)
ADC Telecommunications, Inc.*                           3,072           65,664
Andrew Corp.*                                             323            8,499
AT&T Corp.                                             14,947          346,584
Avaya, Inc.*                                            1,107           14,875
CenturyTel, Inc.                                          559           21,521
Comverse Technology, Inc.*                                621           69,397
Corning, Inc.                                           3,510          268,515
Global Crossing Ltd. (Bermuda)*                         3,504           82,782
Lucent Technologies, Inc.                              13,289          309,800
Nextel Communications, Inc. (Class A)*                  3,030          116,466
Nortel Networks Corp. (Canada)                         11,887          540,859
QUALCOMM, Inc.*                                         2,965          193,049
Qwest Communications International,  Inc.*              6,609          321,363
Scientific-Atlanta, Inc.                                  634           43,389
Sprint Corp.                                            3,520           89,760
Sprint PCS*                                             3,694          140,834
Tellabs, Inc.*                                          1,632           81,498
Verizon Communications                                 10,816          625,300
WorldCom, Inc.*                                        11,432          271,510
                                                                  ------------
                                                                     3,611,665
                                                                  ------------
Textile (0.05%)
Liz Claiborne, Inc.                                       212            9,010
Russell Corp.                                             130            2,080
VF Corp.                                                  456           12,454
                                                                  ------------
                                                                        23,544
                                                                  ------------
Tobacco (0.66%)
Philip Morris Cos., Inc.                                8,962          328,233
UST, Inc.                                                 646           16,312
                                                                  ------------
                                                                       344,545
                                                                  ------------
Transport (0.58%)
AMR Corp.*                                                597           19,552
Burlington Northern Santa Fe Corp.                      1,609           42,739
CSX Corp.                                                 871           22,047
Delta Air Lines, Inc.                                     487           23,011
FedEx Corp.*                                            1,134           53,139
Navistar International Corp.*                             236            7,803
Norfolk Southern Corp.                                  1,526           21,555
Southwest Airlines Co.                                  1,984           56,544
Union Pacific Corp.                                       986           46,219
US Airways Group, Inc.*                                   267           10,079
                                                                  ------------
                                                                       302,688
                                                                  ------------
Utilities (4.77%)
AES Corp.*                                              1,818          102,717
ALLTEL Corp.                                            1,256           80,933
Ameren Corp.                                              546           21,704
American Electric Power Co., Inc.                       1,281           53,162
BellSouth Corp.                                         7,458          360,315
Cinergy Corp.                                             632           19,355
CMS Energy Corp.                                          482           13,014
Consolidated Edison, Inc.                                 844           29,698
Constellation Energy Group, Inc.                          596           24,846
CP&L, Energy, Inc.                                        635           25,598
Dominion Resources, Inc.                                  947           56,406
DTE Energy Co.                                            568           20,519
Duke Energy Corp.                                       1,465          126,631
Dynegy, Inc. (Class A)                                  1,232           57,057
Eastern Enterprises                                       108            6,952
Edison International                                    1,297           30,966
Entergy Corp.                                             887           33,983
Exelon Corp.                                            1,287           77,381
FirstEnergy Corp.                                         910           23,546
Florida Progress Corp.                                    392           20,849
FPL Group, Inc.                                           707           46,662
GPU, Inc.                                                 483           15,969
KeySpan Corp.                                             534           18,790
Niagara Mohawk Holdings, Inc.*                            638           10,208
NICOR, Inc.                                               183            6,462
ONEOK, Inc.                                               116            4,596
Peoples Energy Corp.                                      140            4,813
PG&E Corp.                                              1,535           41,349
Pinnacle West Capital Corp.                               337           14,638
PPL Corp.                                                 576           23,724
Public Service Enterprise Group, Inc.                     853           35,400
Reliant Energy, Inc.                                    1,170           48,336
SBC Communications, Inc.                               13,488          778,089
Sempra Energy                                             812           16,798
Southern Co.                                            2,581           75,817
TXU Corp.                                               1,051           38,953
Williams Cos., Inc.                                     1,762           73,674
Xcel Energy, Inc.                                       1,350           34,509
                                                                  ------------
                                                                     2,474,419
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $46,298,017)                                     (96.56%)     50,047,801
                                                                  ------------

                                      INTEREST        PAR VALUE
                                          RATE   (000s OMITTED)
                                      --------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.22%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated  10-31-00, due
11-01-00 (Secured by U.S. Treasury
Bonds, 6.000% due 02-15-26 and 9.125%
due 05-15-18)  -- Note A                 6.56%           $1,668     $1,668,000
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                             (3.22%)     1,668,000
                                                      ---------   ------------
TOTAL INVESTMENTS                                       (99.77%)    51,715,801
                                                      ---------   ------------
OTHER ASSETS AND LIABILITIES, NET                        (0.23%)       116,705
                                                      ---------   ------------
TOTAL NET ASSETS                                       (100.00%)   $51,832,506
                                                      =========   ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- 500 Index Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock 500 Index Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Index
(the "S&P 500 Index").

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class R shares. No Class A, B and C shares were issued as of October 31, 2000. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $4,050,500. The weighted average interest rate was 7.03%. Interest expense paid under the line of credit amounted to $1,556. There was no outstanding borrowing under the line of credit on October 31, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of October 31, 2000.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

The Fund had the following open financial futures contracts at October 31, 2000:

                                                                 UNREALIZED
EXPIRATION           OPEN CONTRACTS            POSITION        APPRECIATION
----------           --------------            --------        ------------
DEC 00                    5 S&P 500                LONG             $59,815
                                                                ===========

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $892,139 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows: October 31, 2008 -- $892,139.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of 0.35% of Fund's average daily net asset value.

The Adviser has agreed to limit the management fee to 0.10% of the Fund's average daily net assets, at least until February 28, 2001. Accordingly, the reduction in the management fee amounted to $114,360 for the year ended October 31, 2000. The Adviser has also agreed to limit other Fund's expenses (excluding the management fee and 12b-1fee), to 0.20% of the Fund's average daily net assets, at least until February 28, 2001. Accordingly, the expense reduction amounted to $153,332 for the year ended October 31, 2000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. To reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class R pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class R average daily net assets, to reimburse JH Funds for its distribution and service costs. JH Funds has agreed to limit the distribution (12b-1) fee to 0.10% of the Fund's average daily net assets, at least until February 28, 2001. Accordingly, the reduction in the distribution and service fee amounted to $68,616 for the year ended October 31, 2000. Up to a maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

The Adviser owns 1,331,524 shares of beneficial interest of the Fund. Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 2000, aggregated $19,812,357 and $7,303,662, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 2000.

The cost of investments owned at October 31, 2000 (including short-term investments) for federal income tax purposes was $48,294,903. Gross unrealized appreciation and depreciation of investments aggregated $8,516,823 and $5,095,925, respectively, resulting in net unrealized appreciation of $3,420,898.


REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
John Hancock Series Trust --
John Hancock 500 Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock 500 Index Fund (the "Fund") (a series of John Hancock Series Trust), at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2000


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended October 31, 2000.

100.00% of the distributions qualify for the dividends received deduction available to corporations.

The Fund has designated distributions to shareholders of $20,068 as capital gain dividend.

Shareholders will be mailed a 2000 U.S. Treasury Department Form
1099-DIV in January of 2001. This will reflect the tax character of all distributions for calendar year 2000.



NOTES

John Hancock Funds -- 500 Index Fund



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
Member NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of the shareholders of the John Hancock 500 Index Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

1100A  10/00
       12/00






The latest report from your
Fund's management team

ANNUAL REPORT

Small Cap
Growth Fund

OCTOBER 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and Chief Executive Officer
William L. Braman
Executive Vice President and Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116-5072

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Rising interest rates and oil prices, the prospects of a slowing economy and earnings fears all caught up with pricey growth stocks -- technology in particular. A dramatic plunge in the spring and again in the fall caused the major indexes to end October in negative territory for the year to date. The tech-heavy NASDAQ Composite Index was hardest hit, returning -17.19% year to date through October.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and more attractive valuation levels. Since April, less expensive value stocks have outperformed growth stocks.

Bonds also began to make a comeback as the year progressed and investors grew more confident that the series of Fed rate hikes might be coming to an end. Pockets of strength have emerged there, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, returned 13.53% year to date through October.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER,
AND ANURAG PANDIT, CFA, PORTFOLIO MANAGER

[A 2" x 3" photo bottom middle of page of John Hancock Small Cap Growth Fund. Caption below reads "Fund management team leader Bernice Behar."]

John Hancock
Small Cap Growth Fund

Growth stocks start strong but fall from favor as technology stumbles

Small-cap growth stocks started the fiscal year last November in a blaze of glory. Driven by high-growth technology and telecom stocks that held investors' undivided attention, the tech-heavy NASDAQ Composite Index soared to new highs. But by March, rising interest rates and earnings concerns sparked a sharp correction and an about-face in market sentiment. Internet and related companies were the first to fall. Another blow came in the early fall when bellwether telecom company Nokia announced disappointing earnings due to a slowdown in wireless handset sales, dashing investors' overly optimistic projections for 2000. This sent the telecom sector swooning as the ripple effect on related companies became clear. As a result of the tech downturn, investors focused more on market segments such as health care, financial and energy stocks, and value stocks replaced growth stocks as the place to be. But the broad market was still volatile as the economy slowed and companies of all stripes reported earnings disappointments. Even with the distress in the second half of the fiscal year, the Fund's benchmark index, the Russell 2000 Growth Index, still returned 16.16% for the year ended October 31, 2000, well ahead of the 6.08% return of the Standard & Poor's 500 Index.

"...tech and
 telecom
 stocks still
 provided us
 with some of
 our best
 results."

Fund performance

Strong first-half performance helped John Hancock Small Cap Growth Fund outperform its benchmark and produce good absolute results. For the year ended October 31, 2000, the Fund's Class A, Class B and Class C shares posted total returns of 21.69%, 20.79% and 20.83%, respectively, at net asset value. That compared with the 38.47% return of the average small-cap growth fund, according to Lipper, Inc.1 Class I shares, which were introduced on December 7, 1999, returned 1.48%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

[Table at top left-hand column entitled "Top Five Stock Holdings." The first listing is LifePoint Hospitals 1.4%, the second is Province Healthcare 1.3%, the third Avocent 1.3%, the fourth Corporate Executive Board 1.3% and the fifth Elantec Semiconductor 1.3%. A note below the table reads "As a percentage of net assets on October 31, 2000."]

"...we pared
 our technol-
 ogy stake."

We suspect that our relative underperformance was because a number of our peers held on to more of the stocks that had recently graduated from small-cap to mid-cap status on their strong performance. In contrast, we typically sell companies once they grow too big for our small-cap focus. Mid-cap companies did the best overall during this period, producing some of the best relative earnings growth.

[Table at bottom of left-hand column entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Recent Performance...And What's Behind The Numbers." The first listing is Avocent followed by an up arrow with the phrase "Switch equipment company benefits from strong server market." The second listing is Corporate Executive Board followed by an up arrow with phrase "Strong, steady performer." The third listing is Radio One followed by a down arrow with the phrase "Market-share leader struggles in depressed sector." A note below the table reads "See 'Schedule of Investments,' Investment holdings are subject to change."]

Technology helps

Despite the group's downturn, tech and telecom stocks still provided us with some of our best results. This was due in part to the sector's strong first-half results, and in part from good individual stock picking. For instance, even though many Internet software companies were hit hard by a slowdown in demand for Internet services, we found opportunities in other areas of software development. These included Micromuse, Interwoven and Advent Software -- all software companies with very specific niches. Telecommunications semiconductor companies Elantec and Exar also bucked the trend and continued to do very well throughout the telecom sector's correction. Several of our top-performing tech stocks also were boosted by acquisitions or mergers during the year, including Aspect Development, which was bought by i2; National Computer, which was bought by Pearson Plc; Apex, which merged with Cybex to become Avocent; and Network Solutions, which was purchased by VeriSign.

Advertising-related companies hit hard

With the Internet advertising model proving not to work and dot-coms starting to fail, our worst-performing stocks were Internet companies whose business models depended on advertising spending, and Internet infrastructure or advertising-related companies. We sold many of these during the year. Some big detractors were Jupiter Media Metrix, Accrue Software, 24/7 and Viant. This tougher environment also impacted many of our media and broadcast companies whose advertising revenue from struggling Internet companies shrank. One example was Citadel Communications, a radio broadcaster in mid-sized cities. Within these groups, we've narrowed our focus to companies we believe have the best prospects, like broadcaster Radio One, and wireless communications tower company SBA Communications.

[Bar chart at top of left hand column with the heading "Fund Performance." Under the heading is a note that reads "For the year ended October 31, 2000." The chart is scaled in increments of 10% with 0% at the bottom and 40% at the top. The first bar represents the 21.69% total return for John Hancock Small Cap Growth Fund Class A. The second bar represents the 20.79% total return for John Hancock Small Cap Growth Fund Class B. The third bar represents the 20.83% total return for John Hancock Small Cap Growth Fund Class C. The fourth bar represents the 1.40%* total return for John Hancock Small Cap Growth Fund Class I. The fifth bar represents the 38.47% total return for Average small-cap growth fund. A note below the chart reads "Total returns for John Hancock Small Cap Growth Fund are at net asset value with all distributions reinvested. The average small-cap growth fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information. *From inception December 7, 1999 through October 31, 2000."]

Health care and energy help

As the period progressed and questions arose about the strength of user demand across all technology and telecom subsectors in the face of a slowing global economy, we pared our technology stake. We put the proceeds to work in other sectors where we felt the relative earnings growth potential appears more certain for now. These included health care, which grew to an overweighted 24% of the Fund. A big piece of our stake is in biotechnology companies, where a string of good news -- from the completion of the Human Genome Project, to a flood of new products, increased spending and a favorable capital markets environment -- bodes well for the group. Our biotech companies served us well on balance in this period, including CV Therapeutics, COR Therapeutics, NPS Pharmaceuticals and Alkermes, all of whose stocks rose so much that we've taken some profits.

In addition to biotech, we have built out our weighting across a number of health-care industries, including medical device companies such as Wilson Greatbatch Technologies; distributors such as AmeriSource which are benefiting from firm drug pricing; and rural hospital companies such as LifePoint Hospitals and Province Healthcare. Their results have improved, and their stock prices too, through a combination of aggressive management of the hospitals they run and positive pricing trends.

With rising oil prices and a pickup in exploration, our 10% stake in energy stocks also served us well, including Lone Star Technologies and Pride International.

"...we are
 open to
 mining ideas
 from any
 segment of
 the econ-
 omy..."

A look ahead

After the above-average returns of the last several years, we have not been surprised to see the markets -- and especially technology stocks -- come back to earth. Even though the economy appears to be slowing to a more moderate pace of growth, we remain confident in our ability to find good small companies with accelerating and sustainable earnings growth, dominant positions and strong, competent management. While many of those candidates will continue to come from the broad technology category, we are open to mining ideas from any segment of the economy, as long as the companies meet our strict investment criteria.

-------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

See the prospectus for a discussion of the risks of investing in small-cap stocks.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Small Cap Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 5.75%.) Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (maximum 1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus before you invest or send money.

CLASS A
For the period ended October 31, 2000
                                                                          SINCE
                                                    ONE         FIVE    INCEPTION
                                                   YEAR        YEARS    (8/22/91)
                                                 ------      -------    ---------
Cumulative Total Returns                         15.57%      114.14%      328.05%
Average Annual Total Returns                     15.57%       16.45%       17.14%

CLASS B
For the period ended October 31, 2000
                                                    ONE         FIVE          TEN
                                                   YEAR        YEARS        YEARS
                                                 ------      -------      -------
Cumulative Total Returns                         15.79%      115.28%      585.80%
Average Annual Total Returns                     15.79%       16.57%       21.23%

CLASS C
For the period ended October 31, 2000
                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR     (6/1/98)
                                                 ------    ---------
Cumulative Total Returns                         18.61%       59.59%
Average Annual Total Returns                     18.61%       21.34%

CLASS I(1)
For the period ended October 31, 2000
                                                  SINCE
                                              INCEPTION
                                              (12/7/99)
                                              ---------
Cumulative Total Return                           1.48%
Average Annual Total Return                       1.48%(2)

Notes to Performance

(1) After the close of business on December 10, 1999, John Hancock Special Equities Fund Class Y shares merged into John Hancock
    Small Cap Growth Fund Class I shares. Class I shares are available for certain institutional investors.

(2) Not annualized.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The chart on the right shows how much a $10,000 investment in the John Hancock Small Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged, small-cap index that is comprised of 2,000 stocks of U.S.- domiciled companies whose common stocks trade in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Small Cap Growth Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund on October 31, 1990, before sales charge, and is equal to $68,580 as of October 31, 2000. The second line represents the Russell 2000 Index and is equal to $48,632 as of October 31, 2000. The third line represents the Russell 2000 Growth Index and is equal to $43,922 as of October 31, 2000.

Assuming all distributions were reinvested for the period indicated, the chart below shows the value of a $10,000 investment in the Fund's Class A and Class C shares, and the value of a $250,000 investment in the Fund's Class I shares, as of October 31, 2000. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes. Past performance is not indicative of future results.

                                  Class A          Class C*         Class I+
                                at $10,000       at $10,000      at $250,000
----------------------------------------------------------------------------
Inception Date                     8/22/91           6/1/98          12/7/99
----------------------------------------------------------------------------
Without Sales Charge               $45,050          $16,120         $253,690
----------------------------------------------------------------------------
With Maximum Sales Charge          $42,805          $15,959              N/A
----------------------------------------------------------------------------
Russell 2000 Growth Index          $27,912          $12,393         $262,640
----------------------------------------------------------------------------
Russell 2000 Index                 $31,713          $11,232         $276,979
----------------------------------------------------------------------------

* No contingent deferred sales charge applicable.

+ After the close of business on December 10, 1999, John Hancock Special
  Equities Fund Class Y shares merged into John Hancock Small Cap Growth Fund Class I shares.



FINANCIAL STATEMENTS

John Hancock Funds -- Small Cap Growth Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 2000
--------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $1,509,021,588)           $1,907,893,147
Joint repurchase agreement
(cost - $73,654,000)                                73,654,000
Corporate savings account                                  167
                                             -----------------
                                                 1,981,547,314
Receivable for investments sold                     43,477,487
Receivable for shares sold                           1,850,316
Dividends receivable                                    63,801
Interest receivable                                     13,475
Other assets                                           282,823
                                             -----------------
Total Assets                                     2,027,235,216
                                             -----------------
Liabilities:
Payable for investments purchased                   25,102,476
Payable for shares repurchased                         593,621
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                              1,861,633
Accounts payable and accrued expenses                  598,923
                                             -----------------
Total Liabilities                                   28,156,653
                                             -----------------
Net Assets:
Capital paid-in                                  1,514,396,050
Accumulated realized gain on
investments                                         85,890,065
Net unrealized appreciation of
investments                                        398,871,559
Accumulated net investment loss                        (79,111)
                                             -----------------
Net Assets                                      $1,999,078,563
                                             =================
Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding - unlimited
number of shares authorized with no par value)
Class A - $1,000,217,901/73,034,375                     $13.70
==============================================================
Class B - $948,701,361/76,636,947                       $12.38
==============================================================
Class C - $32,831,908/2,656,137                         $12.36
==============================================================
Class I - $17,327,393/1,260,565                         $13.75
==============================================================
Maximum Offering Price Per Share
Class A * - ($13.70/95%)                                $14.42
==============================================================
Class C - ($12.36/99%)                                  $12.48
==============================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 2000
--------------------------------------------------------------
Investment Income:
Securities lending income - Note A                  $4,593,561
Interest                                             2,410,233
Dividends                                              983,620
                                             -----------------
                                                     7,987,414
                                             -----------------
Expenses:
Investment management fee - Note B                  14,558,990
Distribution and service fee - Note B
Class A                                              2,235,032
Class B                                             10,455,965
Class C                                                219,616
Transfer agent fee - Note B                          4,407,355
Accounting and legal services fee - Note B             372,719
Custodian fee                                          350,678
Registration and filing fees                           287,037
Miscellaneous                                          101,875
Printing                                                97,611
Trustees' fees                                          70,667
Auditing fee                                            44,500
Legal fees                                              23,703
Interest expense                                        20,595
                                             -----------------
Total Expenses                                      33,246,343
                                             -----------------
Net Investment Loss                                (25,258,929)
                                             -----------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold
(including $183,436 net realized loss
on sales of investments in affiliated
issuers)                                           199,154,814
Change in net unrealized appreciation
(depreciation) of investments                      (87,855,658)
                                             -----------------
Net Realized and Unrealized Gain on
Investments                                        111,299,156
                                             -----------------
Net Increase in Net Assets Resulting
from Operations                                    $86,040,227
                                             =================

See notes to financial statements.




Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                 YEAR ENDED OCTOBER 31,
                                        ---------------------------------------
                                               1999                  2000
                                        -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                          ($10,500,995)         ($25,258,929)
Net realized gain on investments sold         134,645,854           199,154,814
Change in net unrealized
appreciation (depreciation) of
investments                                   146,147,342           (87,855,658)
                                        -----------------     -----------------
Net Increase in Net Assets
Resulting from Operations                     270,292,201            86,040,227
                                        -----------------     -----------------
Distributions to Shareholders:
Distributions from net realized
gain on investments sold
Class A - ($0.2300 and $1.5080
per share, respectively)                       (4,781,633)          (32,103,982)
Class B - ($0.2300 and $1.5080
per share, respectively)                      (10,631,104)          (63,068,753)
Class C - ($0.2300 and $1.5080
per share, respectively)                          (14,101)             (568,546)
                                        -----------------     -----------------
Total Distributions to
Shareholders                                  (15,426,838)          (95,741,281)
                                        -----------------     -----------------
From Fund Share Transactions - Net: *         (47,805,007)        1,259,559,420
                                        -----------------     -----------------
Net Assets:
Beginning of period                           542,159,841           749,220,197
                                        -----------------     -----------------
End of period (including
accumulated net investment loss
of $61,505 and $79,111,
respectively)                                $749,220,197        $1,999,078,563
                                        =================     =================

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.



Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------

*Analysis of Fund Share Transactions:
                                                                         YEAR ENDED OCTOBER 31,
                                        -----------------------------------------------------------------------------------
                                                          1999                                        2000
                                        ---------------------------------------	     ---------------------------------------
                                              SHARES                AMOUNT                SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS A
Shares sold                                    32,716,360          $340,101,947            91,863,488        $1,410,281,655
Shares issued in reorganization -
Note E                                                 --                    --            26,966,047           373,954,348
Shares issued to shareholders in
reinvestment of distributions                     476,257             4,124,555             2,268,848            27,677,181
                                        -----------------     -----------------     -----------------     -----------------
                                               33,192,617           344,226,502           121,098,383         1,811,913,184
Less shares repurchased                       (33,465,565)         (344,860,133)          (69,169,263)       (1,057,175,885)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                          (272,948)            ($633,631)           51,929,120          $754,737,299
                                        =================     =================     =================     =================
CLASS B
Shares sold                                    10,349,917          $103,998,949            21,852,179          $308,707,360
Shares issued in reorganization -
Note E                                                 --                    --            30,814,945           388,850,706
Shares issued to shareholders in
reinvestment of distributions                     983,372             7,887,044             4,146,928            46,072,985
                                        -----------------     -----------------     -----------------     -----------------
                                               11,333,289           111,885,993            56,814,052           743,631,051
Less shares repurchased                       (16,593,304)         (161,959,740)          (21,280,384)         (289,797,788)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                        (5,260,015)         ($50,073,747)           35,533,668          $453,833,263
                                        =================     =================     =================     =================
CLASS C
Shares sold                                       358,485            $3,764,658             5,004,317           $70,375,734
Shares issued in reorganization -
Note E                                                 --                    --                 7,213                90,874
Shares issued to shareholders in
reinvestment of distributions                       1,722                13,917                33,026               366,480
                                        -----------------     -----------------     -----------------     -----------------
                                                  360,207             3,778,575             5,044,556            70,833,088
Less shares repurchased                           (87,513)             (876,204)           (2,721,008)          (38,224,105)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                      272,694            $2,902,371             2,323,548           $32,608,983
                                        =================     =================     =================     =================
CLASS I **
Shares sold                                            --                    --               812,790           $13,266,371
Shares issued in reorganization -
Note E                                                 --                    --             1,184,187            16,420,653
Shares issued to shareholders in
reinvestment of distributions                          --                    --                    --                    --
                                        -----------------     -----------------     -----------------     -----------------
                                                       --                    --             1,996,977            29,687,024
Less shares repurchased                                --                    --              (736,412)          (11,307,149)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                           --                    --             1,260,565           $18,379,875
                                        =================     =================     =================     =================

** Class I shares began operations on December 7, 1999.

See notes to financial statements.




Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                  -------------------------------------------------------------------------------------
                                      1996(1)          1997(1)            1998(1)           1999              2000
                                  -------------     -------------     -------------     -------------     -------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $9.02            $10.22            $12.35             $8.41            $12.65
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Loss(2)                    (0.09)            (0.07)            (0.08)            (0.12)            (0.14)
Net Realized and Unrealized
Gain (Loss) on Investments                 1.29              2.41             (1.34)             4.59              2.70
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment Operations           1.20              2.34             (1.42)             4.47              2.56
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold                             --             (0.21)            (2.52)            (0.23)            (1.51)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $10.22            $12.35             $8.41            $12.65            $13.70
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(3)                       13.27%            23.35%           (14.14%)           54.41%            21.69%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $218,497          $209,384          $179,700          $266,886        $1,000,218
Ratio of Expenses to Average
Net Assets                                1.32%             1.29%             1.37%             1.34%             1.28%
Ratio of Net Investment Loss
to Average Net Assets                    (0.86%)           (0.57%)           (1.02%)           (1.17%)           (0.88%)
Portfolio Turnover Rate                     44%               96%              103%              104%              104%(6)

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $8.70             $9.78            $11.72             $7.81            $11.64
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Loss(2)                    (0.15)            (0.14)            (0.15)            (0.18)            (0.23)
Net Realized and Unrealized
Gain (Loss) on Investments                 1.23              2.29             (1.24)             4.24              2.48
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment Operations           1.08              2.15             (1.39)             4.06              2.25
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold                             --             (0.21)            (2.52)            (0.23)            (1.51)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $9.78            $11.72             $7.81            $11.64            $12.38
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(3)                       12.48%            22.44%           (14.80%)           53.31%            20.79%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $451,268          $472,594          $361,992          $478,468          $948,701
Ratio of Expenses to Average
Net Assets                                2.05%             2.02%             2.08%             2.03%             2.03%
Ratio of Net Investment Loss
to Average Net Assets                    (1.59%)           (1.30%)           (1.73%)           (1.87%)           (1.62%)
Portfolio Turnover Rate                     44%               96%              103%              104%              104%(6)

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: income, expenses, distributions and gains (losses) of each class. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.



Financial Highlights (continued)
-----------------------------------------------------------------------------------
                                   PERIOD ENDED           YEAR ENDED OCTOBER 31,
                                    OCTOBER 31,     -------------------------------
                                      1998(7)           1999              2000
                                  -------------     -------------     -------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $8.96             $7.81            $11.62
                                  -------------     -------------     -------------
Net Investment Loss(2)                    (0.03)            (0.19)            (0.22)
Net Realized and Unrealized
Gain (Loss) on Investments                (1.12)             4.23              2.47
                                  -------------     -------------     -------------
Total from Investment Operations          (1.15)             4.04              2.25
                                  -------------     -------------     -------------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold                             --             (0.23)            (1.51)
                                  -------------     -------------     -------------
Net Asset Value, End of
Period                                    $7.81            $11.62            $12.36
                                  =============     =============     =============
Total Investment Return at
Net Asset Value(3)                      (12.83%)(4)        53.05%            20.83%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                             $468            $3,866           $32,832
Ratio of Expenses to Average
Net Assets                                2.12%(5)          2.09%             2.02%
Ratio of Net Investment Loss
to Average Net Assets                    (1.86%)(5)        (1.94%)           (1.62%)
Portfolio Turnover Rate                    103%              104%              104%(6)



Financial Highlights (continued)
-----------------------------------------------
                                   PERIOD ENDED
                                    OCTOBER 31,
                                      2000(7)
                                  -------------
CLASS I
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $13.55
                                  -------------
Net Investment Loss(2)                    (0.07)
Net Realized and Unrealized
Gain on Investments                        0.27
                                  -------------
Total from Investment Operations           0.20
                                  -------------
Net Asset Value, End of
Period                                   $13.75
                                  =============
Total Investment Return at
Net Asset Value(3)                        1.48%(4)
Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $17,328
Ratio of Expenses to Average
Net Assets                                0.86%(5)
Ratio of Net Investment Loss
to Average Net Assets                    (0.47%)(5)
Portfolio Turnover Rate                    104%(6)

(1) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective May 1, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Portfolio turnover rate excludes merger activity.
(7) Class C shares began operations on June 1, 1998. Class I shares began operations on December 7, 1999.

See notes to financial statements.





Schedule of Investments
October 31, 2000
-------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Cap Growth Fund on October 31, 2000. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF         MARKET
ISSUER, DESCRIPTION                                  SHARES            VALUE
-------------------                                 ---------      ------------
COMMON STOCKS
Advertising (0.68%)
Getty Images, Inc.*                                   429,800      $13,646,150
                                                                  ------------
Banks - United States (2.38%)
Greater Bay Bancorp.                                  451,000       14,685,687
Investors Financial Services Corp.                    245,400       17,592,113
Southwest Bancorp. of Texas, Inc.*                    267,800        9,774,700
Sterling Bancshares, Inc.                             321,000        5,517,188
                                                                  ------------
                                                                    47,569,688
                                                                  ------------
Business Services - Misc. (5.65%)
Corporate Executive Board Co. (The)*                  555,200       25,608,600
Forrester Research, Inc.*                             326,100       13,390,481
Heidrick & Struggles International, Inc.*             270,000       16,689,375
Jupiter Media Metrix, Inc.*                           369,192        5,030,241
Management Network Group, Inc. (The)*                 737,550        9,726,441
On Assignment, Inc.*                                  609,100       15,341,706
ProBusiness Services, Inc.*                           596,700       19,504,631
Quanta Services, Inc.*                                249,100        7,737,669
                                                                  ------------
                                                                   113,029,144
                                                                  ------------
Computers (15.28%)
Advent Software, Inc.*                                374,700       22,411,744
Advest Group, Inc.                                    126,650        4,100,294
Aspen Technology, Inc.*                               336,800       13,914,050
AvantGo, Inc.*                                         51,200          504,003
Avocent Corp.*                                        376,650       26,718,609
Broadbase Software, Inc.*                             334,000        3,590,500
Cerner Corp.*                                         154,000        9,538,375
Cognizant Technology Solutions Corp.*                 248,100       10,172,100
CoorsTek, Inc.*                                       162,300        4,747,275
Data Return Corp.*                                    615,900        7,082,850
DigitalThink, Inc.*                                   319,400       11,253,867
Embarcadero Technologies, Inc.*                       277,700       16,783,494
Genomica Corp.*                                       175,750        2,207,859
IDX Systems Corp.*                                    324,300       10,377,600
Interwoven, Inc.*                                     140,200       14,125,150
IntraNet Solutions, Inc.*                             356,900       16,595,850
Manugistics Group, Inc.*                              204,300       23,277,431
Maxtor Corp.*                                         473,900        3,702,344
Micromuse, Inc.*                                       83,200       14,118,000
M-Systems Flash Disk Pioneers Ltd.*  (Israel)         555,000       13,805,625
Multex.com, Inc.*                                     189,750        2,454,891
National Instruments Corp.*                           245,675       11,469,952
NetRatings, Inc.*                                     454,600        8,182,800
Pivotal Corp.*                                         65,900        4,028,138
Quantum Corp. Hard Disk Drive Group*                  780,000        8,921,250
Secure Computing Corp.*                               931,000       21,413,000
SportsLine.com, Inc.*                                  26,400          226,050
Synplicity, Inc.*                                      76,400          964,550
TeleCommunication Systems, Inc.  (Class A)*           207,150        3,262,613
Watchguard Technologies, Inc.*                        309,300       15,465,000
                                                                  ------------
                                                                   305,415,264
                                                                  ------------
Electronics (15.72%)
Aeroflex, Inc.*                                       285,200       16,969,400
ATMI, Inc.*                                           445,200        8,403,150
Brooks Automation, Inc.*                              196,900        5,217,850
Credence Systems Corp.*                               256,400        4,807,500
DDi Corp.*                                            459,100       18,335,306
DuPont Photomasks, Inc.*                              282,600       15,860,925
Elantec Semiconductor, Inc.*                          229,400       25,520,750
Electro Scientific Industries, Inc.*                  279,600        9,768,525
Exar Corp.*                                           355,900       15,904,281
Kent Electronics Corp.*                               424,300        7,902,587
Merix Corp.*                                          395,100       18,452,395
Micrel, Inc.*                                         342,000       15,475,500
Microsemi Corp.*                                      458,800       18,352,000
Nanometrics, Inc.*                                    348,450        8,014,350
Novellus Systems, Inc.*                               126,200        5,166,313
Nu Horizons Electronics Corp.*                        760,200       12,258,225
Pixelworks, Inc.*                                     236,500        7,878,406
Plexus Corp.*                                         279,800       17,644,888
PLX Technology, Inc.*                                 742,950       17,830,800
Powerwave Technologies, Inc.*                         233,300       11,227,563
PRI Automation, Inc.*                                 212,400        4,805,550
QLogic Corp.*                                          81,600        7,894,800
Repeater Technologies, Inc.*                          770,400        2,696,400
Rudolph Technologies, Inc.*                           268,050       10,453,950
Semtech Corp.*                                        441,600       14,241,600
Stratos Lightwave, Inc.*                              499,050       13,193,634
                                                                  ------------
                                                                   314,276,648
                                                                  ------------
Finance (2.73%)
Actrade Financial Technologies, Ltd.*                 411,350        9,615,306
Affiliated Managers Group, Inc.*                      339,600       20,418,450
Medallion Financial Corp.                             400,800        6,162,300
Metris Cos., Inc.                                     565,500       18,308,062
                                                                  ------------
                                                                    54,504,118
                                                                  ------------
Instruments - Scientific (0.41%)
Varian, Inc.*                                         266,400        8,208,450
                                                                  ------------
Leisure (0.24%)
Six Flags, Inc.*                                      309,600        4,837,500
                                                                  ------------
Machinery (0.48%)
Hydril Co.*                                           545,600        9,548,000
                                                                  ------------
Media (2.51%)
Pegasus Communications Corp.*                         126,200        4,487,988
Radio One, Inc. (Class A)*                            257,450        2,043,509
Radio One, Inc. (Class D)*                            470,500        3,771,340
Regent Communications, Inc.*                        1,144,600        6,867,600
Scholastic Corp.*                                     137,400       10,992,000
Sinclair Broadcast Group, Inc.  (Class A)*          1,011,500        9,324,816
Westwood One, Inc.*                                   438,188        8,298,185
Wink Communications, Inc.*                            431,900        4,426,975
                                                                  ------------
                                                                    50,212,413
                                                                  ------------
Medical (23.81%)
Accredo Health, Inc.*                                 306,000       13,234,500
Alexion Pharmaceuticals, Inc.*                        190,900       19,734,287
Alkermes, Inc.*                                       573,200       21,244,225
Alpharma, Inc. (Class A)                              329,200       12,777,075
AmeriSource Health Corp. (Class A)*                   457,700       19,881,344
Arena Pharmaceuticals, Inc.*                           23,700          828,019
Aurora Biosciences Corp.*                             276,900       16,873,594
Bindley Western Industries, Inc.                      542,100       19,481,719
Bruker Daltonics, Inc.*                                18,950          649,037
Cell Therapeutics, Inc.*                              229,100       15,324,636
COR Therapeutics, Inc.*                               415,300       23,464,450
Corvas International, Inc.*                           571,500       12,144,375
CV Therapeutics, Inc.*                                274,800       21,640,500
Cytyc Corp.*                                          264,800       15,718,361
Exelixis, Inc.*                                       439,300        9,692,056
Genome Therapeutics Corp.*                            472,800        7,062,450
Human Genome Sciences, Inc.*                          138,800       12,268,615
Illumina, Inc.*                                        23,550          765,375
Inhale Therapeutic Systems, Inc.*                     335,500       16,691,125
Inspire Pharmaceuticals, Inc.*                        359,300        7,051,262
Interpore International, Inc.*                      1,100,000        5,912,500
Invitrogen Corp.*                                     217,050       16,509,366
LifePoint Hospitals, Inc.*                            726,300       28,144,125
Lincare Holdings, Inc.*                               290,600       12,223,363
NPS Pharmaceuticals, Inc.*                            484,600       20,777,225
Physiometrix, Inc.*                                   522,400       12,374,350
POZEN, Inc.*                                           38,150          610,400
Priority Healthcare Corp.*                            167,900        9,024,625
Province Healthcare Co.*                              639,500       26,938,938
Renal Care Group, Inc.*                               339,000        7,966,500
Techne Corp.*                                         143,200       16,145,800
Titan Pharmaceuticals, Inc.*                          327,500       13,781,200
Transgenomic, Inc.*                                   266,000        3,990,000
Vascular Solutions, Inc.*                             240,150        4,893,056
Virologic, Inc.*                                      538,850        5,994,706
Visible Genetics, Inc.* (Canada)                      357,400       10,811,350
Wilson Greatbatch Technologies, Inc.*                 557,100       13,370,400
                                                                  ------------
                                                                   475,994,909
                                                                  ------------
Metal (0.28%)
Maverick Tube Corp.*                                  359,300        5,591,606
                                                                  ------------
Oil & Gas (6.89%)
Dril-Quip, Inc.*                                      276,800        9,134,400
Hanover Compressor Co.*                               433,441       14,141,013
Marine Drilling Cos., Inc.*                           712,400       17,008,550
NATCO Group, Inc. (Class A)*                          716,921        4,659,986
Newfield Exploration Co.*                             420,600       15,877,650
Patterson Energy, Inc.*                               449,100       12,630,938
Pride International, Inc.*                            811,300       20,536,031
Stone Energy Corp.*                                   326,800       16,732,160
Universal Compression Holdings, Inc.*                 417,050       12,042,319
Veritas DGC, Inc.*                                    498,700       14,961,000
                                                                  ------------
                                                                   137,724,047
                                                                  ------------
Printing - Commercial (0.60%)
Houghton Mifflin Co.                                  327,200       12,045,050
                                                                  ------------
Retail (8.86%)
99 Cents Only Stores*                                 446,649       10,021,687
AnnTaylor Stores Corp.*                               341,100       10,233,000
Applebee's International, Inc.                        344,500       10,404,968
Brightpoint, Inc.*                                  1,374,100        9,146,422
Columbia Sportswear Co.*                              302,500       12,931,875
Cost Plus, Inc.*                                      377,400       10,567,200
Duane Reade, Inc.*                                    270,800        7,903,975
Insight Enterprises, Inc.*                            460,200       14,956,500
P.F. Chang's China Bistro, Inc.*                      131,200        5,379,200
RARE Hospitality International, Inc.*                 570,650       13,267,613
ScanSource, Inc.*                                     358,800       17,132,700
Tech Data Corp.*                                      544,300       22,656,488
Too, Inc.*                                            477,900       10,961,831
Tweeter Home Entertainment Group,  Inc.*              424,400       10,212,125
Whole Foods Market, Inc.*                             247,500       11,446,875
                                                                  ------------
                                                                   177,222,459
                                                                  ------------
Schools / Education (1.44%)
Corinthian Colleges, Inc.*                            184,700       12,767,387
Education Management Corp.*                           152,100        4,715,100
ProsoftTraining.com*                                  582,900        4,080,300
University of Phoenix Online*                         272,550        7,154,437
                                                                  ------------
                                                                    28,717,224
                                                                  ------------
Steel (0.96%)
Lone Star Technologies, Inc.*                         475,800       19,103,370
                                                                  ------------
Telecommunications (4.99%)
Advanced Radio Telecom Corp.*                         472,850        1,861,847
AirGate PCS, Inc.*                                    377,300       14,667,537
I-Link, Inc.*                                         171,000          416,812
Intermedia Communications, Inc.*                      728,200       16,111,425
o2wireless Solutions, Inc.*                           106,250        1,235,156
Peco II, Inc.*                                          8,800          346,500
Powertel, Inc.*                                       161,300       14,073,425
Rural Cellular Corp. (Class A)*                       167,700        9,013,875
SBA Communications Corp.*                             459,000       23,007,375
UbiquiTel, Inc.*                                    1,004,900        6,971,494
WJ Communications, Inc.*                              372,800        5,592,000
XM Satellite Radio Holdings, Inc.  (Class A)*         222,650        6,456,850
                                                                  ------------
                                                                    99,754,296
                                                                  ------------
Textile (0.03%)
Coach, Inc.*                                           22,750          531,781
                                                                  ------------
Transport (1.50%)
Expeditors International of Washington,  Inc.         310,636       16,114,242
Forward Air Corp.*                                    336,700       13,846,788
                                                                  ------------
                                                                    29,961,030
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $1,509,021,588)                                 (95.44%)   1,907,893,147
                                                    ---------   --------------


                                       INTEREST    PAR VALUE
                                           RATE  (000s OMITTED)
                                           ----   ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.68%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated  10-31-00, due
11-01-00 (Secured by U.S. Treasury
Bonds, 7.125% thru 13.250%,  due
05-15-14 thru 02-15-23)  -- Note A         6.56%      $73,654       73,654,000
                                                                --------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate
5.20%                                                                      167
                                                    ---------   --------------
TOTAL SHORT-TERM INVESTMENTS                           (3.68%)      73,654,167
                                                    ---------   --------------
TOTAL INVESTMENTS                                     (99.12%)   1,981,547,314
                                                    ---------   --------------
OTHER ASSETS AND LIABILITIES, NET                      (0.88%)      17,531,249
                                                    ---------   --------------
TOTAL NET ASSETS                                     (100.00%)  $1,999,078,563
                                                    =========   ==============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Small Cap Growth Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Small Cap Growth Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The Trustees authorized the issuance of Class I shares, effective December 7, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the periods for which loans were outstanding amounted to $9,415,000. The weighted average interest rate was 6.45%. Interest expense includes $18,253 paid under the line of credit. At October 31, 2000, there were no outstanding borrowings under the line of credit.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2000, the Fund loaned securities having a market value of $163,638,612 collateralized by securities in the amount of $165,633,866.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of 0.75% of the first $1,500,000,000 of the Fund's average daily net asset value,
(b) 0.70% of the Fund's average daily net asset value in excess of $1,500,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. To reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

During the year ended October 31, 2000, JH Funds received net up-front sales charges of $1,330,608 with regard to sales of Class A shares. Of this amount, $172,985 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $830,921 was paid as sales commissions to unrelated broker-dealers and $326,702 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Effective May 1, 2000, all Class C shares retail purchases are assessed a 1.00% up-front sales charge. During the year ended October 31, 2000, JH Funds received net up-front sales charges of $155,733 with regard to sales of Class C shares. Of this amount, $150,250 was paid as sales commissions to unrelated broker-dealers and $5,483 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2000, CDSCs received by JH Funds amounted to $1,265,367 for Class B shares and $19,233 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 2000, aggregated $2,328,262,290 and $1,970,532,551, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 2000.

The cost of investments owned at October 31, 2000 (excluding corporate savings account) for federal income tax purposes was $1,583,300,221. Gross unrealized appreciation and depreciation of investments aggregated $589,526,455 and $191,284,585, respectively, resulting in net unrealized appreciation of $398,246,926.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 2000, the Fund has reclassified amounts to reflect a decrease in net realized gain on investments of $112,754,835, a decrease in accumulated net investment loss of $25,241,323 and an increase in capital paid-in of $87,513,512. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE E --
REORGANIZATION

On December 6, 1999, the shareholders of John Hancock Special Equities Fund ("Special Equities Fund") approved a plan of reorganization between Special Equities Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of the Special Equities Fund to the Fund in exchange solely for Class A, Class B, Class C and Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 26,966,047 Class A shares, 30,814,945 Class B shares, 7,213 Class C shares and 1,184,187 Class I shares of the Fund for the net assets of Special Equities Fund, which amounted to $373,954,348, $388,850,706, $90,874 and $16,420,653 for Class A, Class
B, Class C and Class Y shares, respectively, including $232,263,428 of unrealized appreciation, after the close of business on December 10, 1999.

NOTE F --
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended October 31, 2000 is set forth below.


                                       ACQUISITIONS          DISPOSITIONS
                      BEGINNING   -----------------------------------------      ENDING
                          SHARE     SHARE                  SHARE                  SHARE       REALIZED   DIVIDEND        ENDING
AFFILIATE                AMOUNT    AMOUNT          COST   AMOUNT       COST      AMOUNT    GAIN (LOSS)     INCOME         VALUE
---------             ---------------------------------------------------------------------------------------------------------
Hydril Co.                   --   545,600   $10,219,011       --         --     545,600             --         --     9,548,000
Interpore
International, Inc.     490,700   631,000     6,382,547   21,700   $297,357   1,100,000      ($183,436)        --     5,912,500
Nu Horizons
Electronics Corp.            --   506,800    13,921,716       --         --     760,200(1)          --         --     2,258,225
Physiometrix, Inc.           --   522,400    13,918,363       --         --     522,400             --         --     2,374,350
ScanSource, Inc.         30,000   328,800    12,950,367       --         --     358,800             --         --     7,132,700
                                            -----------            --------                   --------     ------   -----------
                                            $57,392,004            $297,357                  ($183,436)        --   $57,225,775
                                            ===========            ========                   ========     ======   ===========

(1) Reflects 5% stock dividend payments as of November 2, 1999 and also reflects 3-for-2 stock split effective October 24, 2000.




REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Series Trust --
John Hancock Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Small Cap Growth Fund (the "Fund"), one of the portfolios constituting John Hancock Series Trust, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers, and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Small Cap Growth Fund portfolio of John Hancock Series Trust at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
December 4, 2000


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended October 31, 2000.

The Fund has designated distributions to shareholders of $208,504,316 as a capital gain dividend.

Shareholders will be mailed a 2000 U.S. Treasury Department  Form
1099-DIV in January of 2001. This will reflect the total of all distributions which are taxable for calendar year 2000.



NOTES

John Hancock Funds -- Small Cap Growth Fund



NOTES

John Hancock Funds -- Small Cap Growth Fund



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
Member NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of the shareholders of the John Hancock Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

6000A  10/00
       12/00






The latest report from your
Fund's management team

ANNUAL REPORT

Technology
Fund

(formerly Global Technology Fund)

OCTOBER 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and
Chief Executive Officer
Barry J. Gordon
President
William L. Braman
Executive Vice President
and Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116-5072

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISER
American Fund Advisors, Inc.
1415 Kellum Place
Garden City, NY 11530

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief
Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Rising interest rates and oil prices, the prospects of a slowing economy and earnings fears all caught up with pricey growth stocks -- technology in particular. A dramatic plunge in the spring and again in the fall caused the major indexes to end October in negative territory for the year to date. The tech-heavy NASDAQ Composite Index was hardest hit, returning -17.19% year to date through October.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and more attractive valuation levels. Since April, less expensive value stocks have outperformed growth stocks.

Bonds also began to make a comeback as the year progressed and investors grew more confident that the series of Fed rate hikes might be coming to an end. Pockets of strength have emerged there, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, returned 13.53% year to date through October.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER




BY BARRY J. GORDON, MARC H. KLEE, CFA, AND
ALAN LOEWENSTEIN, CFA, PORTFOLIO MANAGERS

[A 3" x 2" photo bottom right side page of John Hancock Technology Fund. Caption below reads "Technology Fund management team members (l-r):
Barry Gordon, Marc Klee and Alan Loewenstein."]

John Hancock
Technology Fund

Tech stocks peak, then plunge over the last 12 months

Technology stocks reached for the stars from November 1999 through mid-March 2000 and then came back down to earth through the end of October 2000. On their winter ride up, tech stocks benefited from a combination of the explosion of the Internet, very favorable economic conditions and virtually unprecedented strong demand as investors increasingly sought out tech stocks for their seemingly unrivaled growth opportunities. From that peak, however, tech stocks spent the remaining months of the period retracing their earlier gains. The downtrend was prompted by a number of hurdles, including the prospects for a slowing economy brought on by higher interest rates, weaker corporate profitability and investors' newfound dislike of Internet-related stocks. From its peak on March 10 through October 31, the technology-laden NASDAQ Composite Index fell 33.19%. Despite all the ups and downs over the year, however, the sector ended the 12-month period with respectable gains.

"Chip makers
 ...were hit
fairly hard."

Fund performance

For the year ended October 31, 2000, John Hancock Technology Fund's Class A, Class B and Class C shares posted total returns of 25.37%, 24.49% and 24.49%, respectively, at net asset value. Although those were solid absolute returns, they fell short of the average science and technology fund's 34.30% return, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

"Our best
performers
during the
year were a
varied
group."

[Table at top left-hand column entitled "Top Five Stock Holdings." The first listing is EMC 3.6%, the second is Mercury Interactive 3.3%, the third Seagate Technology 2.8%, the fourth CIENA 2.7% and the fifth BEA Systems 2.6%. A note below the table reads "As a percentage of net assets on October 31, 2000."]

Semiconductor stocks disappoint

The main reason for the Fund's shortfall relative to its peers was its comparatively large stake in semiconductor and related companies. These groups were exceedingly strong in the first half but have suffered a major retrenchment more recently. We had begun to build our weighting in the group more than a year ago when we were very optimistic that conditions would favor a prolonged period of good performance. Our view was that the demand for chips -- driven primarily by the strength in the personal computer and telecommunications sectors -- would remain strong and outstrip the supply of them. That scenario proved to be the case early in 2000 when chip makers and semiconductor equipment manufacturers posted strong profit gains and were among the Fund's best performers.

[Table at bottom of left-hand column entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Recent Performance...And What's Behind The Numbers." The first listing is CIENA followed by an up arrow with the phrase "Demand for high-speed bandwidth explodes." The second listing is BEA Systems followed by an up arrow with phrase "Leading provider of "middleware" for application servers." The third listing is LSI Logic followed by a down arrow with the phrase "Demand for semiconductor chips weakens." A note below the table reads "See 'Schedule of Investments,' Investment holdings are subject to change."]

Beginning in late summer, however, demand contracted -- at least temporarily -- in response to worries over slower economic growth. Chip makers -- such as LSI Logic, National Semiconductor and Micron Technology
- were hit fairly hard. One major exception was Analog Devices, which was up more than 173% during the past 12 months. It was able to buck the trend because of its focus on communications. The stocks of companies that make the machines and tools needed to make a chip, including KLA-Tencor, Novellus Systems and PRI Automation, also were a disappointment. Although we've sold some of our semiconductor holdings in response to recent developments, we still have a significant weighting in them. In our view, it's too early to tell if our original premise was incorrect and demand will remain weaker over a prolonged period, or whether we were right and the demand for chips and semiconductor stocks will firm up over the long term.

Diverse list posts sizable gains

Our best performers during the year were a varied group. Among the leaders for the year was fiber-optical networking company CIENA Corp. It was buoyed by rapidly expanding demand for long-haul, high-speed bandwidth. Fiber optics, which transfer information down glass fibers at the speed of light, are now the most efficient way to move large volumes of communication traffic. As a result, companies within this industry are benefiting from a quick shift to broadband-centric networks by the world's largest telecommunications carriers. That's the main reason why we own other optical stocks such as Nortel Networks, JDS Uniphase and Corning. Telecom-switching gear maker Cisco Systems is another way we play the growth in fiber optics. At the very end of October, however, these companies -- which were stalwarts during the tech sector's earlier selloff -- had their stocks hit after Nortel Networks announced disappointing third-quarter earnings.

[Bar chart at top of left hand column with the heading "Fund Performance." Under the heading is a note that reads "For the year ended October 31, 2000." The chart is scaled in increments of 10% with 0% at the bottom and 40% at the top. The first bar represents the 25.37% total return for John Hancock Technology Fund Class A. The second bar represents the 24.49% total return for John Hancock Technology Fund Class B. The third bar represents the 24.49% total return for John Hancock Technology Fund Class C. The fourth bar represents the 34.30% total return for Average science and technology fund. A note below the chart reads "Total returns for John Hancock Technology Fund are at net asset value with all distributions reinvested. The average science and technology fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]

BEA Systems was another big contributor to our performance. The company is the leader in an industry known as application servers, a provider of a middle layer of software that corporations use to develop Web-based programs that work with many types of hardware and software. Also strong were the stocks of business software maker i2 Technologies, which tripled in price during the period, and Web performance management program maker Mercury Interactive, which more than doubled. EMC, the leading maker of computer data-storage devices for large systems, also posted triple-digit returns, thanks to accelerating sales as more large companies push to develop Internet capabilities. It ended the year as our largest holding. Business software company Oracle also rose significantly, aided by both cost-cutting and Internet-driven demand for its software.

"We're
much more
optimistic
about tech
stocks'
prospects
than we were
six months
ago."

Outlook

We're much more optimistic about tech stocks' prospects than we were six months ago. Although the initial impact of a slowing economy on tech stocks was negative, we believe its ultimate effect will be positive. History suggests that during periods of slow, but positive, economic growth, tech stocks fare well because investors look to them for better-than-average earnings growth. In 1994, for example, the Federal Reserve had successfully engineered a "soft landing" through a series of interest-rate hikes and the technology group was the third-best-performing sector in the market the following year. Now that a lot of the excessive valuation that existed in the tech sector earlier this year has been wrung out, tech stocks are priced more attractively. Lower valuations, per se, aren't a reason to own tech stocks. But coupled with relatively strong earnings gains, they give us reason for optimism. Also, because many tech companies provide productivity enhancements, we think they are poised to benefit from the need by companies to be leaner in a slower economy.

------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Technology Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (maximum 1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully for a discussion of the risks associated with industry-segment investing, before you invest or send money.


CLASS A
For the period ended October 31, 2000

                                    ONE        FIVE          TEN
                                   YEAR       YEARS        YEARS
                                  ------     -------     ---------
Cumulative Total Returns          19.10%     228.01%     1,015.67%
Average Annual Total Returns      19.10%      26.82%        27.28%

CLASS B
For the period ended October 31, 2000
                                                           SINCE
                                    ONE        FIVE      INCEPTION
                                   YEAR       YEARS       (1/3/94)
                                  ------     -------     ---------
Cumulative Total Returns          19.49%     231.46%       451.13%
Average Annual Total Returns      19.49%      27.08%        28.41%

CLASS C
For the period ended October 31, 2000
                                                           SINCE
                                                ONE      INCEPTION
                                               YEAR       (3/1/99)
                                              -------    ---------
Cumulative Total Returns                      22.25%        83.17%
Average Annual Total Returns                  22.25%        43.73%


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Technology Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Technology Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Technology Fund on October 31, 1990, before sales charge, and is equal to $117,444 as of October 31, 2000. The second line represents the value of the same hypothetical investment made in the John Hancock Technology Fund, after sales charge, and is equal to $111,572 as of October 31, 2000. The third line represents the Standard & Poor's 500 Index and is equal to $58,993 as of October 31, 2000.

Line chart with the heading John Hancock Technology Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Technology Fund on January 3, 1994, before sales charge, and is equal to $55,113 as of October 31, 2000. The second line represents the Standard & Poor's 500 Index and is equal to $34,913 as of October 31, 2000.

Line chart with the heading John Hancock Technology Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Technology Fund on March 1, 1999, before sales charge, and is equal to $18,503 as of October 31, 2000. The second line represents the value of the same hypothetical investment made in the John Hancock Technology Fund, after sales charge, and is equal to $18,318 as of October 31, 2000. The third line represents the Standard & Poor's 500 Index and is equal to $11,773 as of October 31, 2000.

* No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds -- Technology Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 2000
----------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $1,798,717,297)                   $2,167,618,702
Preferred stocks (cost - $17,329,788)                       19,503,161
Bonds (cost - $1,524,507)                                    1,488,590
Joint repurchase agreement (cost - $172,550,000)           172,550,000
Corporate savings account                                          133
                                                        --------------
                                                         2,361,160,586
Cash for investments sold                                        1,623
Receivable for investments sold                              1,441,842
Receivable for shares sold                                   3,880,469
Dividends receivable                                            16,000
Interest receivable                                             79,940
Other assets                                                    76,857
                                                        --------------
Total Assets                                             2,366,657,317
                                                        --------------
Liabilities:
Payable for shares repurchased                               1,015,443
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                      2,168,966
Accounts payable and accrued expenses                          623,783
                                                        --------------
Total Liabilities                                            3,808,192
                                                        --------------
Net Assets:
Capital paid-in                                          1,948,296,895
Accumulated net realized gain on investments,
foreign currency transactions and written options           43,539,264
Net unrealized appreciation of investments                 371,038,861
Accumulated net investment loss                                (25,895)
                                                        --------------
Net Assets                                              $2,362,849,125
                                                        ==============
Net Asset Value Per Share:
(Based on net assets and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $970,926,835/80,776,284                               $12.02
======================================================================
Class B - $1,290,661,281/113,807,639                            $11.34
======================================================================
Class C - $101,261,009/8,928,293                                $11.34
======================================================================
Maximum Offering Price Per Share
Class A* - ($12.02/0.95)                                        $12.65
======================================================================
Class C - ($11.34/0.99)                                         $11.45
======================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Year ended October 31, 2000
----------------------------------------------------------------------
Investment Income:
Interest                                                   $10,765,521
Securities lending income                                    3,310,837
Dividends (net of foreign withholding taxes of $62,844)        453,482
                                                          ------------
                                                            14,529,840
                                                          ------------
Expenses:
Investment management fee - Note B                          17,730,784
Distribution and service fee - Note B
Class A                                                      3,093,520
Class B                                                     13,477,233
Class C                                                        826,441
Transfer agent fee - Note B                                  4,790,347
Registration and filing fees                                   712,728
Custodian fee                                                  386,393
Miscellaneous                                                  130,414
Printing                                                       113,614
Administrative fee - Note B                                    100,000
Trustees' fees                                                  84,025
Auditing fee                                                    42,500
Legal fees                                                      32,132
                                                          ------------
Total Expenses                                              41,520,131
                                                          ------------
Net Investment Loss                                        (26,990,291
                                                          ------------
Realized and Unrealized Gain (Loss) on Investments,
Foreign Currency Transactions and Written Options:
Net realized gain on investments sold                      115,888,408
Net realized gain on written options                         3,565,607
Net realized loss on foreign currency transactions              (6,609)
Change in net unrealized appreciation (depreciation)
of investments                                             (26,510,698)
                                                          ------------
Net Realized and Unrealized
Gain on Investments,
Foreign Currency Transactions
and Written Options                                         92,936,708
                                                          ------------
Net Increase in Net Assets
Resulting from Operations                                  $65,946,417
                                                          ============

See notes to financial statements.





Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                                    -----------------------------
                                                                         1999            2000
                                                                    -------------   -------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                   ($6,616,130)   ($26,990,291)
Net realized gain on investments sold,
foreign currency transactions and written options                      92,561,445     119,447,406
Change in net unrealized appreciation (depreciation)
of investments                                                        306,298,964     (26,510,698)
                                                                   --------------  --------------
Net Increase in Net Assets Resulting from Operations                  392,244,279      65,946,417
                                                                   --------------  --------------
Distributions to Shareholders:
Distributions from net realized gain on investments sold
Class A - ($0.2470 and $3.0279 per share, respectively)                (1,583,167)    (26,930,555)
Class B - ($0.2470 and $3.0279 per share, respectively)                  (708,599)    (30,585,937)
Class C** - (none and $3.0279 per share, respectively)                         --        (874,349)
                                                                   --------------  --------------
Total Distributions to Shareholders                                    (2,291,766)    (58,390,841)
                                                                   --------------  --------------
From Fund Share Transactions - Net: *                                 436,376,232   1,264,707,404
                                                                   --------------  --------------
Net Assets:
Beginning of period                                                   264,257,400   1,090,586,145
                                                                   --------------  --------------
End of period (including accumulated net investment loss of
$21,527 and $25,895, respectively)                                 $1,090,586,145  $2,362,849,125
                                                                   ==============  ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------------


*Analysis of Fund Share Transactions:
                                                                                         YEAR ENDED OCTOBER 31,
                                                                   --------------------------------------------------------------
                                                                                1999                            2000
                                                                   ------------------------------  ------------------------------
                                                                       SHARES          AMOUNT          SHARES          AMOUNT
                                                                   --------------  --------------  --------------  --------------
CLASS A
Shares sold                                                            77,733,360    $596,764,933     103,379,872  $1,615,513,443
Shares issued to shareholders in reinvestment
of distributions                                                          308,304       1,622,378       2,094,241      23,169,504
                                                                   --------------  --------------  --------------  --------------
                                                                       78,041,664     598,387,311     105,404,113   1,638,682,947
Less shares repurchased                                               (65,148,138)   (492,728,878)    (76,795,159) (1,235,445,468)
                                                                   --------------  --------------  --------------  --------------
Net increase                                                           12,893,526     105,658,433      28,608,954     403,237,479
                                                                   ==============  ==============  ==============  ==============
CLASS B
Shares sold                                                            54,462,870     418,467,599      77,174,329   1,072,667,616
Shares issued to shareholders in reinvestment
of distributions                                                          130,818         627,794       2,341,859      24,607,243
                                                                   --------------  --------------  --------------  --------------
                                                                       54,593,688     419,095,393      79,516,188   1,097,274,859
Less shares repurchased                                               (13,777,398)   (100,920,508)    (23,672,521)   (337,626,257)
                                                                   --------------  --------------  --------------  --------------
Net increase                                                           40,816,290     318,174,885      55,843,667     759,648,602
                                                                   ==============  ==============  ==============  ==============
CLASS C**
Shares sold                                                             1,583,814      13,356,375      13,205,600     182,849,992
Shares issued to shareholders in reinvestment
of distributions                                                               --              --          62,166         653,157
                                                                   --------------  --------------  --------------  --------------
                                                                        1,583,814      13,356,375      13,267,766     183,503,149
Less shares repurchased                                                   (94,842)       (813,461)     (5,828,445)    (81,681,826)
                                                                   --------------  --------------  --------------  --------------
Net increase                                                            1,488,972     $12,542,914       7,439,321    $101,821,323
                                                                   ==============  ==============  ==============  ==============

** Class C shares began operations on March 1, 1999.

See notes to financial statements.





Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------------------

                                                       YEAR ENDED   PERIOD ENDED               YEAR ENDED OCTOBER 31,
                                                      DECEMBER 31,   OCTOBER 31,   ----------------------------------------------
                                                         1995(1)     1996(1, 2)      1997(1)     1998(1)     1999(1)      2000
                                                       ----------    ----------    ----------  ----------  ----------  ----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                        $2.97         $4.09         $4.30       $5.01       $4.74      $10.03
                                                       ----------    ----------    ----------  ----------  ----------  ----------
Net Investment Loss(3)                                      (0.04)(4)     (0.02)        (0.05)      (0.05)      (0.06)      (0.10)
Net Realized and Unrealized Gain on Investments
and Written Options                                          1.43          0.23          0.97        0.18        5.39        5.12
                                                       ----------    ----------    ----------  ----------  ----------  ----------
Total from Investment Operations                             1.39          0.21          0.92        0.13        5.33        5.02
                                                       ----------    ----------    ----------  ----------  ----------  ----------

Less Distributions:
Distributions from Net Realized Gain
on Investments Sold and Written Options                     (0.27)           --         (0.21)      (0.40)      (0.04)      (3.03)
                                                       ----------    ----------    ----------  ----------  ----------  ----------
Net Asset Value, End of Period                              $4.09         $4.30         $5.01       $4.74      $10.03      $12.02
                                                       ==========    ==========    ==========  ==========  ==========  ==========
Total Investment Return at Net Asset Value(5)              46.53%         5.22%(6)     21.90%       3.95%     113.09%      25.37%
Total Adjusted Investment Return at Net Asset Value(5)     46.41%(7)         --            --          --          --          --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                 $155,001      $166,010      $184,048    $186,259    $523,013    $970,927
Ratio of Expenses to Average Net Assets                     1.67%(4)      1.57%(8)      1.51%       1.50%       1.35%       1.28%
Ratio of Net Investment Loss to Average Net Assets         (0.89%)(4)    (0.68%)(8)    (0.95%)     (0.97%)     (0.78%)     (0.69%)
Portfolio Turnover Rate                                       70%           64%          104%         86%         61%         41%




Financial Highlights (continued)
--------------------------------------------------------------------------------------------------------------------------------

                                                       YEAR ENDED   PERIOD ENDED              YEAR ENDED OCTOBER 31,
                                                      DECEMBER 31,   OCTOBER 31,  ----------------------------------------------
                                                         1995(1)     1996(1, 2)     1997(1)     1998(1)     1999(1)      2000
                                                       ----------    ----------   ----------  ----------  ----------  ----------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                       $2.95         $4.01         $4.20       $4.85       $4.55       $9.55
                                                      ----------    ----------    ----------  ----------  ----------  ----------
Net Investment Loss(3)                                     (0.07)(4)     (0.05)        (0.08)      (0.08)      (0.11)      (0.19)
Net Realized and Unrealized Gain
on Investments and Written Options                          1.40          0.24          0.94        0.18        5.15        5.01
                                                      ----------    ----------    ----------  ----------  ----------  ----------
Total from Investment Operations                            1.33          0.19          0.86        0.10        5.04        4.82
                                                      ----------    ----------    ----------  ----------  ----------  ----------

Less Distributions:
Distributions from Net Realized Gain
on Investments Sold and Written Options                    (0.27)           --         (0.21)      (0.40)      (0.04)      (3.03)
                                                      ----------    ----------    ----------  ----------  ----------  ----------
Net Asset Value, End of Period                             $4.01         $4.20         $4.85       $4.55       $9.55      $11.34
                                                      ==========    ==========    ==========  ==========  ==========  ==========
Total Investment Return at Net Asset Value(5)             45.42%         4.65%(6)     21.04%       3.20%     111.70%      24.49%
Total Adjusted Investment Return at Net Asset Value(5)    45.30%(7)         --            --          --          --          --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                 $35,754       $50,949       $65,851     $77,999    $553,359  $1,290,661
Ratio of Expenses to Average Net Assets                    2.41%(4)      2.27%(8)      2.21%       2.20%       2.05%       1.98%
Ratio of Net Investment Loss to Average Net Assets        (1.62%)(4)    (1.38%)(8)    (1.65%)     (1.67%)     (1.47%)     (1.39%)
Portfolio Turnover Rate                                      70%           64%          104%         86%         61%         41%



Financial Highlights (continued)
-----------------------------------------------------------------------------------
                                                         PERIOD ENDED   YEAR ENDED
                                                          OCTOBER 31,   OCTOBER 31,
                                                            1999(1)        2000
                                                          ----------    ----------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                           $7.71         $9.55
                                                          ----------    ----------
Net Investment Loss(3)                                         (0.09)        (0.19)
Net Realized and Unrealized Gain
on Investments and Written Options                              1.93          5.01
                                                          ----------    ----------
Total from Investment Operations                                1.84          4.82
                                                          ----------    ----------

Less Distributions:
Distributions from Net Realized Gain
on Investments Sold and Written Options                           --         (3.03)
                                                          ----------    ----------
Net Asset Value, End of Period                                 $9.55        $11.34
                                                          ==========    ==========
Total Investment Return at Net Asset Value(5)                 48.62%(6)     24.49%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                     $14,215      $101,261
Ratio of Expenses to Average Net Assets                        2.16%(8)      1.99%
Ratio of Net Investment Loss to Average Net Assets            (1.57%)(8)    (1.40%)
Portfolio Turnover Rate                                          61%           41%

(1) Per share amounts have been restated to reflect the 6-for-1 stock split effective August 11, 2000.
(2) Effective October 31, 1996 the fiscal period end changed from December 31 to October 31.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Reflects voluntary fee reductions and expense limitations in effect during the year ended December 31,
    1995. As a result of such fee reductions, expenses of Class A and Class B shares of the Fund reflect reductions of $0.02 and $0.03 per share, respectively. Absent such reductions the ratio of expenses to average net assets would have been 1.79% and 2.53% for Class A and Class B shares, respectively, and the ratio of net investment loss to average net assets would have been (1.01%) and (1.74%) for Class A and
    Class B shares, respectively.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charge.
(6) Not annualized.
(7) An estimated total return calculation which takes into consideration fees and expenses waived or borne by the Adviser during the periods shown.
(8) Annualized.
(9) Class C shares began operations on March 1, 1999.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated:
net investment income, gains (losses), dividends and total investment return of each class. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.






Schedule of Investments
October 31, 2000
------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Technology Fund on
October 31, 2000. It's divided into four main categories: common stocks, preferred stocks, bonds and short-term investments. Common and preferred stocks and bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                      SHARES             VALUE
-------------------                                                    ----------      ---------------
COMMON STOCKS
Banks (0.04%)
First Internet Bank of Indiana (r)                                         14,369             $999,939
                                                                                       ---------------
Computer - Graphics (0.82%)
Cadence Design Systems, Inc.*                                             750,000           19,265,625
                                                                                       ---------------
Computer - Integrated Systems (0.39%)
Equant N.V.* (Netherlands)                                                250,000            8,484,375
McDATA Corp. (Class B)*                                                     8,040              670,210
                                                                                       ---------------
                                                                                             9,154,585
                                                                                       ---------------
Computer - Internet Services (13.11%)
America Online, Inc.*                                                   1,100,000           55,473,000
Art Technology Group, Inc.*                                               368,000           23,092,000
Ask Jeeves, Inc.*                                                         500,000            6,500,000
Calico Commerce, Inc.*                                                    500,000            1,531,250
DoubleClick, Inc.*                                                        280,000            4,550,000
Exodus Communications, Inc.*                                              950,000           31,884,375
Exult, Inc.*                                                              599,650            8,994,750
Genuity, Inc.*                                                            999,000            5,494,500
InfoSpace, Inc.*                                                          800,000           16,100,000
Inktomi Corp.*                                                            238,600           15,136,187
NBC Internet, Inc. (Class A)*                                             500,000            3,093,750
Net2Phone, Inc.*                                                          300,000            5,568,750
Phone.com, Inc.*                                                          200,000           18,512,500
Portal Software, Inc.*                                                    300,000           10,556,250
RealNetworks, Inc.*                                                       500,000           10,304,700
Rhythms NetConnections, Inc.*                                             450,000              984,375
ScreamingMedia, Inc.*                                                     201,850              883,094
ScreamingMedia, Inc. (r)                                                  535,270            2,107,626
Software Technologies Corp.*                                              375,000            6,375,000
TIBCO Software, Inc.*                                                     269,400           16,972,200
VeriSign, Inc.*                                                           100,000           13,200,000
VerticalNet, Inc.*                                                        400,000           11,156,240
Viant Corp.*                                                              700,000            4,156,250
Vignette Corp.*                                                           800,000           23,850,000
webMethods, Inc.*                                                         150,000           13,331,250
                                                                                       ---------------
                                                                                           309,808,047
                                                                                       ---------------
Computer - Local Networks (6.70%)
Cisco Systems, Inc.*                                                      950,000           51,181,250
Cobalt Networks, Inc.*                                                    350,000           19,293,750
Ixia*                                                                      11,440              268,125
JNI Corp.*                                                                460,121           40,979,527
Lucent Technologies, Inc.                                                 800,000           18,650,000
Network Appliance, Inc.*                                                  200,000           23,800,000
Turnstone Systems, Inc.*                                                  199,700            4,243,625
                                                                                       ---------------
                                                                                           158,416,277
                                                                                       ---------------
Computer - Memory Devices (8.99%)
EMC Corp.*                                                                960,000           85,500,000
Emulex Corp.*                                                             250,000           36,718,750
Inrange Technologies Corp. (Class B)*                                      41,980            1,537,517
Seagate Technology, Inc.*                                                 950,000           66,381,250
Western Digital Corp.*                                                  3,700,000           22,200,000
                                                                                       ---------------
                                                                                           212,337,517
                                                                                       ---------------
Computer - Micro/Macro (2.45%)
Dell Computer Corp.*                                                    1,000,000           29,500,000
Gateway, Inc.*                                                            550,000           28,385,500
                                                                                       ---------------
                                                                                            57,885,500
                                                                                       ---------------
Computer - Services (0.57%)
LetsBuyit.com N.V.* (Netherlands) (r)                                     576,539              768,667
Unisys Corp.*                                                           1,000,000           12,750,000
                                                                                       ---------------
                                                                                            13,518,667
                                                                                       ---------------
Computer - Software (18.95%)
BEA Systems, Inc.*                                                        870,000           62,422,500
Bluestone Software, Inc.*                                                 183,410            3,943,315
Citrix Systems, Inc.*                                                     550,000           12,168,750
Commercialware, Inc. (r)                                                1,000,000            1,000,000
Computer Associates International, Inc.                                   700,000           22,312,500
Diversinet Corp.* (Canada)                                              1,000,000            6,125,000
Electronics for Imaging, Inc.*                                            500,000            7,750,000
i2 Technologies, Inc.*                                                    350,000           59,500,000
IMRglobal Corp.*                                                          167,100            1,378,575
Mercury Interactive Corp.*                                                700,000           77,700,000
Microsoft Corp.*                                                          400,000           27,550,000
Networks Associates, Inc.*                                                790,600           15,219,050
Oracle Corp.*                                                           1,500,000           49,500,000
Parametric Technology Corp.*                                            1,500,000           18,468,750
Rational Software Corp.*                                                1,000,000           59,687,500
SmartForce Plc,* American Depositary
Receipt (ADR) (Ireland)                                                   400,000           20,131,240
SuSE Linux AG (Netherlands) (r)                                             2,458            1,102,280
TenFold Corp.*                                                            425,000            1,832,813
                                                                                       ---------------
                                                                                           447,792,273
                                                                                       ---------------
Electronics - Components Misc. (4.54%)
Sanmina Corp.*                                                            400,000           45,725,000
Solectron Corp.*                                                        1,400,000           61,600,000
                                                                                       ---------------
                                                                                           107,325,000
                                                                                       ---------------
Electronics - Products Misc. (2.78%)
Aeroflex, Inc.*                                                           817,437           48,637,501
Jabil Circuit, Inc.*                                                      300,000           17,118,750
                                                                                       ---------------
                                                                                            65,756,251
                                                                                       ---------------
Electronics - Semiconductor Components (16.18%)
Altera Corp.*                                                             475,000           19,445,312
Amkor Technology, Inc.*                                                   800,000           18,000,000
Analog Devices, Inc.*                                                     650,000           42,250,000
Applied Materials, Inc.*                                                  550,000           29,218,750
Applied Science & Technology, Inc.*                                       575,000            8,265,625
ASM Lithography Holding N.V.*
(Netherlands)                                                             900,000           25,031,250
Atmel Corp.*                                                            2,200,000           32,862,500
Cypress Semiconductor Corp.*                                              900,000           33,693,750
Integrated Device Technology, Inc.*                                       850,000           47,865,625
Intel Corp.                                                               400,000           18,000,000
KLA-Tencor Corp.*                                                         700,000           23,668,750
Micron Technology, Inc.                                                 1,300,000           45,175,000
PMC-Sierra, Inc.*                                                          75,000           12,712,500
PRI Automation, Inc.*                                                     450,000           10,181,250
Taiwan Semiconductor Manufacturing Co.
Ltd.* (ADR) (Taiwan)                                                      699,430           15,868,318
                                                                                       ---------------
                                                                                           382,238,630
                                                                                       ---------------
Fiber Optics (7.15%)
CIENA Corp.*                                                              600,400           63,117,050
Corning, Inc.                                                             700,000           53,550,000
Finisar Corp.*                                                            873,300           25,161,956
JDS Uniphase Corp.*                                                       100,000            8,143,750
Sycamore Networks, Inc.*                                                  200,000           12,650,000
TyCom, Ltd.* (Bermuda)                                                    188,880            6,327,480
                                                                                       ---------------
                                                                                           168,950,236
                                                                                       ---------------
Media - Radio/TV (0.62%)
Infinity Broadcasting Corp. (Class A)*                                    400,000           13,300,000
Westwind Media.com, Inc.* (r)                                             500,000            1,250,000
                                                                                       ---------------
                                                                                            14,550,000
                                                                                       ---------------
Medical - Home & Outpatient (0.00%)
Laser Medical Corp.* (r)                                                  491,800                   50
                                                                                       ---------------
Telecom - Equipment (6.13%)
Advanced Fibre Communications, Inc.*                                      550,000           17,909,375
Advanced Switching Communications,
Inc.*                                                                      14,280              145,478
ANTEC Corp.*                                                              450,000            5,484,375
Globecomm Systems Inc.*                                                   300,000            2,925,000
Newpoint Technologies, Inc.* (r)                                          160,000              480,000
Nokia Corp. (ADR) (Finland)                                             1,000,000           42,750,000
Nortel Networks Corp. (Canada)                                            500,000           22,750,000
QUALCOMM, Inc.*                                                           550,000           35,810,170
Tut Systems, Inc.*                                                        500,000           16,625,000
                                                                                       ---------------
                                                                                           144,879,398
                                                                                       ---------------
Telecom - Services (2.32%)
Global Crossing Ltd.* (Bermuda)                                         1,000,000           23,625,000
Global Light Telecommunications, Inc.*
(Canada)                                                                  500,000            3,750,000
Metromedia Fiber Network, Inc.
(Class A)*                                                                800,000           15,200,000
Primus Telecommunications Group,
Inc. *                                                                    675,000            3,417,188
Telocity, Inc.*                                                           669,050            1,923,519
WinStar Communications, Inc.*                                             350,000            6,825,000
                                                                                       ---------------
                                                                                            54,740,707
                                                                                       ---------------
TOTAL COMMON STOCKS
(Cost $1,798,717,297)                                                     (91.74%)       2,167,618,702
                                                                       ----------      ---------------
PREFERRED STOCKS
Computer - Services (0.16%)
Gomez Advisors, Inc., Ser C, Conv* (r)                                    294,118            1,500,000
Gomez Advisors, Inc., Ser D, Conv* (r)                                     64,337              328,119
Micro-ASI, Inc., Ser A* (r)                                             2,072,825            2,000,000
                                                                                       ---------------
                                                                                             3,828,119
                                                                                       ---------------
Computer - Software (0.36%)
Bluestone Software, Inc.* (r)                                             168,529            3,623,373
BuildNet, Inc., Ser C, Conv* (r)                                          681,817            3,000,000
Open Port Technology, Inc., Ser E* (r)                                    527,950              849,999
Verisity Ltd.* (Israel) (r)                                               135,768              999,999
                                                                                       ---------------
                                                                                             8,473,371
                                                                                       ---------------

Electronics (0.13%)
Silicon Genesis Corp., Ser C, Conv* (r)                                   431,035            3,000,004
                                                                                       ---------------
Medical - Home & Outpatient (0.05%)
Laser Medical Corp., Ser A* (r)                                           500,000              500,000
Laser Medical Corp., Ser B, Conv* (r)                                     500,000              666,667
                                                                                       ---------------
                                                                                             1,166,667
                                                                                       ---------------
Telecom - Cellular (0.06%)
Transcept, Inc., Ser C, Conv* (r)                                       1,000,000            1,400,000
                                                                                       ---------------
Telecom - Services (0.07%)
Convergent Networks, Inc., Ser D,
Conv* (r)                                                                 100,000            1,635,000
                                                                       ----------      ---------------
TOTAL PREFERRED STOCKS
(Cost $17,329,788)                                                         (0.83%)          19,503,161
                                                                       ----------      ---------------

                                       INTEREST          CREDIT         PAR VALUE
                                         RATE            RATING**    (000s OMITTED)
                                      ----------       ----------     ------------
BONDS
Computer - Services (0.04%)
Candescent Technologies
Corp., Conv Sr Sub Deb
05-01-03 (R)                             7.00%            CCC              $1,250            1,000,000
                                                                                       ---------------
Transport - Air Freight (0.02%)
Piedmont Aviation, Inc.,
Equip Tr Cert 1988 Ser F
03-28-09                                10.35             B+                  500              488,590
                                                                                       ---------------
TOTAL BONDS
(Cost $1,524,507)                                                          (0.06%)           1,488,590
                                                                       ----------      ---------------

                                                        INTEREST
                                                          RATE
                                                       ----------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (7.30%)
Investment in a joint repurchase
agreement transaction with
UBS Warburg, Inc. - Dated
10-31-00, due 11-01-00
(Secured by U.S. Treasury
Bonds, 7.125% thru 13.250%,
due 05-15-14 thru 02-15-23)
- Note A                                                  6.56%           172,550         $172,550,000
                                                                                       ---------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20%                                                                                 133
                                                                                       ---------------
TOTAL SHORT-TERM INVESTMENTS                                               (7.30%)         172,550,133
                                                                       ----------      ---------------
TOTAL INVESTMENTS                                                         (99.93%)       2,361,160,586
                                                                       ----------      ---------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.07%)           1,688,539
                                                                       ----------      ---------------
TOTAL NET ASSETS                                                         (100.00%)      $2,362,849,125
                                                                       ==========      ===============


NOTES TO SCHEDULE OF INVESTMENTS

  * Non-income producing security.

 ** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc.
    where Standard & Poor's ratings are not available.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:

                                                                          MARKET         MARKET
                                                                        VALUE AS A        VALUE
                                                                        PERCENTAGE        AS OF
                                    ACQUISITION       ACQUISITION        OF FUND'S     OCTOBER 31,
ISSUER, DESCRIPTION                    DATE              COST           NET ASSETS        2000
-------------------                  --------         ----------        ----------     ----------
Bluestone Software, Inc. -
  Preferred Stock                    09-24-99         $1,449,999          0.15%        $3,623,373
BuildNet, Inc. -
  Preferred Stock                    10-25-99          3,000,000          0.13          3,000,000
Commercialware, Inc. -
  Common Stock                       08-06-99          1,000,000          0.04          1,000,000
Convergent Networks, Inc. -
  Preferred Stock                    09-22-00          1,635,000          0.07          1,635,000
First Internet Bank
  of Indiana -
  Common Stock                       02-07-00            999,939          0.04            999,939
Gomez Advisors, Inc. -
  Preferred Stock                    11-01-99          1,500,000          0.06          1,500,000
  Preferred Stock                    10-19-00            328,119          0.01            328,119
Laser Medical Corp. -
  Common Stock                       01-12-98                 50          0.00                 50
  Preferred Stock                    01-12-98            500,000          0.02            500,000
  Preferred Stock                    04-05-00            666,667          0.03            666,667
LetsBuyit.com N.V. -
  Common Stock                       12-03-99          2,000,000          0.03            768,667
Micro-ASI, Inc. -
  Preferred Stock                    04-11-00          2,000,000          0.09          2,000,000
Newpoint Technologies, Inc. -
  Common Stock                       03-24-98            480,000          0.02            480,000
Open Port Technology, Inc. -
  Preferred Stock                    01-25-00            850,000          0.04            849,999
ScreamingMedia, Inc. -
  Common Stock                       08-03-00          2,414,523          0.09          2,107,626
Silicon Genesis Corp. -
  Preferred Stock                    09-05-00          3,000,004          0.13          3,000,004
SuSE Linux AG -
  Common Stock                       07-06-00          1,238,724          0.05          1,102,280
Transcept, Inc. -
  Preferred Stock                    12-09-99          1,400,000          0.06          1,400,000
Verisity Ltd. -
  Preferred Stock                    03-01-99            999,999          0.04            999,999
Westwind Media.com, Inc. -
  Common Stock                       12-14-98            500,000          0.05          1,250,000
                                                                          ----       ------------
                                                                          1.15%       $27,211,723
                                                                          ====       ============

(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A security amounted to $1,000,000 or 0.04% of net assets as of October 31, 2000.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.




Portfolio Concentration
------------------------------------------------------------------------

The Technology Fund invests primarily in equity securities of technology companies in the United States and abroad. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentage of the Fund's investments at October 31, 2000 assigned to the various countries.

                                    MARKET VALUE
                                 AS A PERCENTAGE OF
COUNTRY DIVERSIFICATION          FUND'S NET ASSETS
-----------------------          -----------------
Bermuda                                1.27%
Canada                                 1.38
Finland                                1.81
Ireland                                0.85
Israel                                 0.04
Netherlands                            1.50
Taiwan                                 0.67
United States
  Long-Term                           85.11
  Short-Term                           7.30
                                     -------
          TOTAL INVESTMENTS           99.93%
                                     =======

See notes to financial statements.




NOTE A--
ACCOUNTING POLICIES

John Hancock Technology Fund (the "Fund") is a diversified series of John Hancock Series Trust, an open-end management investment company, registered under the Investment Company Act of 1940. Prior to March 1, 2000, the Fund was known as John Hancock Global Technology Fund. The investment objective of the Fund is to achieve long-term capital growth by investing principally in equity securities of companies that rely extensively on technology in their product development or operations.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

On June 6, 2000, the Board of Trustees of the Fund voted to split the shares six for one, effective August 11, 2000. All per share amounts and net asset values have been restated to reflect the stock split.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 2000, the Fund loaned securities having a market value of $126,522,064 collateralized by securities in the amount of $128,012,902.


OPTIONS The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end Statements of Assets and Liabilities.

Written option transactions for the year ended October 31, 2000 were as follows:

                                     CONTRACTS         AMOUNTS
                                     ---------       ---------

Outstanding, beginning of period            --             $--
  Options written                        6,299       3,641,857
  Options exercised                     (6,049)     (3,267,619)
  Options expired                         (250)       (374,238)
                                     ---------       ---------
Outstanding, end of period                  --             $--
                                     =========       =========

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B--
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.85% of the first $100,000,000 of the Fund's average daily net asset value; (b) 0.75% of the Fund's average daily net asset value of the Fund for the next $700,000,000 of average daily net assets; and (c) 0.70% of the average daily net asset value of the Fund in excess of $800,000,000. The Adviser is responsible for managing the Fund's investment business affairs and overseeing the investment activities of the subadviser. The Adviser has subadvisory agreements with American Fund Advisors, Inc. The Fund is not responsible for the payment of the subadviser's fees. The Fund pays a monthly administrative fee at the rate of $100,000 per annum to the Adviser for performance of administrative services to the Fund.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. To reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

During the year ended October 31, 2000, JH Funds received net up-front sales charges of $2,307,961 with regard to sales of Class A shares. Of this amount, $336,205 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,389,500 was paid as sales commissions to unrelated broker-dealers and $582,256 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Effective May 1, 2000, all Class C shares retail purchases are assessed a 1.00% up-front sales charge. During the year ended October 31, 2000, JH Funds received net up-front sales charges of $394,097 with regard to sales of Class C shares. Of this amount, $379,427 was paid as sales commissions to unrelated broker-dealers and $14,670 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2000, CDSCs received by JH Funds amounted to $2,437,613 for Class B shares and $84,484 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C--
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 2000, aggregated $2,005,902,633 and $904,145,079, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 2000.

The cost of investments owned at October 31, 2000 (excluding corporate savings account) for federal income tax purposes was $1,990,993,090. Gross unrealized appreciation and depreciation of investments aggregated $906,155,931 and $535,988,568, respectively, resulting in net unrealized appreciation of $370,167,363.

NOTE D--
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 2000, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $75,407,994, a decrease in accumulated net investment loss of $26,985,923 and an increase in capital paid-in of $48,422,071. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Series Trust -
John Hancock Technology Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Technology Fund (formerly Global Technology Fund) (the Fund), one of the portfolios constituting John Hancock Series Trust, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the two periods in the period ended October 31, 1996 were audited by other auditors, whose report dated December 12, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers, and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Technology Fund portfolio of John Hancock Series Trust at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
December 4, 2000


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its taxable year ended October 31, 2000.

The Fund has designated distributions to shareholders of $79,738,092 as capital gain dividends.

With respect to the Fund's ordinary taxable income for the fiscal year ended October 31, 2000, none of the distributions qualify for the dividends received deduction available to corporations.

Shareholders will be mailed a 2000 U.S. Treasury Department Form
1099-DIV in January 2001. This will reflect the tax character of distributions for calendar year 2000.



NOTES

John Hancock Funds -- Technology Fund



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This report is for the information of the shareholders of the John Hancock
Technology Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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